Exhibit 10.23

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

MANUFACTURING AND SUPPLY AGREEMENT

effective as of this 9 day of November, 2011 (the “Effective Date”),

by and between

NOVARTIS PHARMA AG

Lichtstr. 35

CH-4056 Basel

Switzerland

(hereinafter “NOVARTIS”)

and

GW Pharma Ltd

Porton Down Science Park

Wiltshire SP4 03Q

United Kingdom

(hereinafter “GW”)

Signature version

WHEREAS, NOVARTIS is engaged in the manufacture, marketing and sales of pharmaceutical products;

WHEREAS, GW is a company engaged in the processing and supply of pharmaceutical products holding the necessary manufacturing licenses and permits in this respect;

WHEREAS, NOVARTIS and GW have entered into a Distribution and License Agreement dated 8 April 2011 (the “Distribution and License Agreement”) whereby GW has appointed NOVARTIS to, distribute and sell certain products in the Territory, as defined therein;

WHEREAS, NOVARTIS requires GW to perform certain services related to the Processing and supply of the Product (each as defined herein) pursuant to the Specifications and the terms and conditions of this Agreement and requires the right to request that GW perform certain additional packaging and labelling services.

NOW, THEREFORE, in consideration of the foregoing premises and the following mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.                                      Definitions

1.1                               Defined Terms

In this Agreement capitalized words and phrases shall have the same meaning as in the Distribution and License Agreement, save that the following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

“Acknowledgement” shall have the meaning given to it in Clause 5.5.

“Additional Services” shall mean the Packaging and Labelling of Product to produce Finished Product in a Presentation ready for sale in a particular country or group of countries in the Territory and the testing and release of the Finished Product.

“Adverse Event” shall mean any untoward medical occurrence in a patient or clinical investigation subject administered a pharmaceutical product and which does not necessarily have to have a causal relationship with this treatment.  An adverse effect can therefore be any unfavourable and unintended sign (including an abnormal laboratory finding, for example), symptom, or disease temporally associated with the use of a medicinal product, whether or not considered related to the medicinal product.

“Approved Subcontractor(s)” shall mean (i) any Affiliates of GW and/or other Third Parties subcontracted by GW prior to the date hereof to perform part of GW’s Processing obligations hereunder, as listed in the QA Agreement and (ii) any Affiliates of GW and/or other Third Parties contracted by GW after the date hereof, after prior discussion with NOVARTIS through the Alliance Managers, to perform part of its obligations hereunder.

“Batch” shall mean batches of vials of the Product in the sizes set forth in Annex 1.

“Business Continuity Plan” shall mean a plan clearly defining and documenting a set of measures designed to (i) allow a quick response to a disruptive event so that the business process is restored to a minimum required operational level and/or (ii) recover the business process in a defined time frame; such plan shall cover in particular all key personnel, resources, services and actions which are required to manage the business continuity management process.

“Change” shall have the meaning given to it in Clause 10.1.

“Components” shall mean, collectively, the excipients and materials required to Process and package a shipment of the Product in accordance with the Specifications, as set forth in Annex 6.  For clarity, BDS is not a Component.

“Confirmed Delivery Date” shall mean the date for Delivery of a quantity of the Product as set forth in the relevant Acknowledgement or such other date as may be mutually agreed by the Parties in writing pursuant to Clause 5.5.

“Contract Year” shall mean a twelve (12) month period beginning January 1st, of each calendar year. With exception to the foregoing, the first Contract Year of this Agreement shall commence on the Effective Date and shall expire on December 31st 2011.

“Defective Product” shall mean Product that does not comply with the Product Warranties at the time of Delivery.

“Deliver” or “Delivery” shall mean the despatch of the Product by GW pursuant to Clause 7.1.

“Delivery Date” shall mean the requested date for Delivery of a quantity of the Product as set forth in the relevant Firm Order.

“Direct Manufacturing Costs” shall have the meaning attributed in Annex 1 below.

“Direct Manufacturing Cost Cap” shall have the meaning attributed thereto in Clause 8.1(b) below.

“Facility(-ies)” shall mean GW’s (or its Approved Subcontractor’s) Processing facility(-ies), located at:

***

***

***

“Finished Product” means the Product Packaged and Labelled and ready for Commercialization in the Territory.

“Firm Order” shall have the meaning attributed thereto in Clause 5.3 below.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

“Forecast” shall have the meaning attributed thereto in Clause 5.1 below.

“Good Manufacturing Practice” or “GMP” shall mean all applicable standards relating to manufacturing practices for fine chemicals, active pharmaceutical ingredients, intermediates, bulk products or finished pharmaceutical products in the EU, including Directive 2003/94/EC and the principles detailed in the ICH Q7A guidelines, each as may be applicable and as amended from time to time.

“Inflation Adjustment” shall have the meaning attributed thereto in Clause 8.1(d).

“Inflation Cap” shall have the meaning attributed thereto in Clause 8.1(e).

“Initial Period” shall mean (i) for the purposes of Clauses 5.4 and 15.2, the period of twelve (12) months following Delivery of the first Batch to NOVARTIS, and (ii) for the purposes of the “Batch” sizes in Annex 1, the period of twenty four (24) months following Delivery of the first Batch to Novartis.

“KPI” shall mean the key performance indicators to be set forth in the Trading Services Procedures to be agreed by the Parties pursuant to Clause 7.4, against which the performance by GW under this Agreement will be measured and monitored.

“Label”, “Labelled” or “Labelling” shall mean all labels and other written, printed or graphic matter upon (i) a product or any container or wrapper utilised with a product; or (ii) any written material accompanying a product, including, without limitation, package inserts and patient information leaflet.

“Master Batch Records” shall mean the record determining the Process by which a Batch is manufactured, as required under GMP.

“Packaged” shall mean product boxed in all necessary Packaging Materials and “Packaging” shall mean the activity of boxing product in all necessary Packaging Materials.

“Packaging Materials” shall mean all materials employed in the packaging of a product, excluding any outer packaging used for transportation or shipment. Packaging Materials are referred to as primary or secondary packaging materials according to whether or not they are intended to be in direct contact with the medicinal product and as bulk packaging materials.

“Pharmacovigilance Agreement” shall mean the pharmacovigilance agreement to be entered into by the Parties with respect to the Product, the agreed form of which is attached hereto at Exhibit A.

“Presentation” shall mean Finished Product Packaged and Labelled for Commercialization in a particular country or group of countries in the Territory.

“Price” shall mean the price per vial of the Product, as set forth in Clause 8.1.

“Process” and “Processing” shall mean any and all operations, including packaging for shipment, carried out by or on behalf of GW in the preparation, testing, quality control and release of the Product under this Agreement.

“Product” shall mean Sativex® BDP filled into 10ml vials ready to be Packaged and Labelled by NOVARTIS.

“Product Warranties” shall have the meaning attributed thereto in Clause 2.2

“Quality Assurance” or “QA” shall be the sum total of the organized quality assurance arrangements made with the purpose of ensuring that the Product meets the Specifications and is of the quality required for its intended use and shall specifically include all activities as set forth in the QA Agreement to be executed by the Parties.  The agreed form QA Agreement is attached hereto as Exhibit B.

“Registration” shall mean any and all governmental approvals necessary and/or required to be granted by a Regulatory Authority for the Processing of Product.

“Sativex BDP” shall mean fully formulated, vialled Sativex® product comprised of BDS and Components filled into nude (unlabelled) 10ml vials, as further described in Exhibit B to the Distribution and License Agreement.

“Specifications” shall mean the specifications for the BDS, Components and/or the Product (as the case may be) as set forth in the QA Agreement, which may be amended only via the Change procedure.

“Validation” shall mean the completion of at least three (3) qualification batches for the Product which meet predetermined validation acceptance criteria, as well as the normal product release criteria and stability requirements set forth in the specifications therefor, all as set forth in a written validation plan.

“Visual Inspection” shall mean:

(a)                                 comparing the applicable Acknowledgement against the documentation accompanying the Delivery to verify that the identity, quantity and exterior shipment Packaging and Labelling comply with the Acknowledgement;

(b)                                 verifying that the certificate(s) of analysis for the Delivery states that the Product conforms in all material respects to the Specifications; and

(c)                                  visually inspecting the exterior of the quantity of Product Delivered to verify that the Delivery appears to be in good condition.

1.2                               Currency

Unless otherwise indicated, all monetary amounts are expressed in this Agreement in Sterling Pounds (“GBP”), the lawful currency of Great Britain.

1.3                               Exchange Rates

With respect to amounts invoiced in a currency other than GBP, all such amounts shall be expressed both in the currency in which the amount was invoiced and in the GBP equivalent. The GBP equivalent shall be calculated using GW’s then-current standard exchange rate methodology applied in its external reporting which is ultimately based on official rates such as Reuters and the European Central Bank.

1.4                               Clauses and Headings

The division of this Agreement into clauses, subclauses and Annexes and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a clause or an annex refers to the specified Clause or ANNEX to this Agreement.  In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement.

1.5                               Singular Terms

Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.

1.6                               Day

Any reference herein to a “day” (including “week”) shall be references to a Business Day.

1.7                               Annexes and Exhibits

The following Annexes and Exhibits shall be attached to, incorporated in and form part of this Agreement:

ANNEX 1              Product and Pricing

ANNEX 2              NOVARTIS HSE Policy

ANNEX 3              NOVARTIS Policy Statement

ANNEX 4              Inflation Adjustment of the Direct Manufacturing Cost Cap

ANNEX 5              Cost Improvement Benefit Sharing

ANNEX 6              Components

EXHIBIT A          Agreed form Pharmacovigilance Agreement

EXHIBIT B          Agreed form QA Agreement

EXHIBIT C          Standard form Trading Services Procedure

2.                                      Scope of the Agreement

2.1                               Continuous Supply.  GW agrees to act in good faith in performing its obligations under this Agreement and shall not wilfully delay production nor wilfully withhold Delivery of the Product.

2.2                               Supplier Warranty.  GW represents and warrants that (i) it shall Process, store and Deliver Product in material compliance with applicable GMPs, applicable Laws, the QA Agreement, and Master Batch Records and/or any other procedures agreed upon by the Parties in writing, and (ii) at the time of Delivery, Product will conform to the Specifications (the “Product Warranties”).

2.3                               Compliance with Policies.  GW agrees to abide by the NOVARTIS HSE Policy and NOVARTIS Policy Statement, respectively set forth in Annex 2 and Annex 3 hereof.

2.4                               Approved Subcontractors.

(a)                                 The Processing activities set forth in Annex E to the QA Agreement are currently subcontracted to the subcontractors noted on such Annex.  NOVARTIS hereby consents to subcontractors listed in Annex E to the QA Agreement continuing to provide the Processing related services setout therein following the date of this Agreement.  GW shall not subcontract any additional Processing work to any Person or change the current subcontractor performing any activity the subject of the first sentence of this Clause 2.4 without NOVARTIS’ prior written approval, such consent not to be unreasonably withheld, delayed or conditioned.  NOVARTIS will be unreasonably withholding its consent to a proposed subcontractor if such subcontractor complies with GMP and all applicable Laws unless NOVARTIS can produce evidence in the form of written documents which demonstrate that use of the proposed subcontractor to provide Processing related services will likely affect the supply of the relevant Product to NOVARTIS.  GW shall give NOVARTIS written notice of the identity of any additional subcontractor it wishes to engage to provide Processing related services and the Processing related services such Person will be performing.  If GW has not received notice from NOVARTIS objecting to a proposed subcontractor within 30 days of submitting the notice specified above NOVARTIS shall be deemed to have consented to the appointment of the proposed subcontractor to provide the Processing- related services specified in GW’s notice and thereafter such Person shall be an Approved Subcontractor.  In case of the appointment/change in GW’s subcontractors involved in Processing, the requirements of Clause 10 shall be observed.

(b)                                 GW shall ensure that any agreement entered into or amended after the Effective Date with any Approved Subcontractor shall contain terms and provisions which ensure such subcontractor’s compliance with terms consistent with the relevant requirements of this Agreement and of the QA Agreement.  GW shall remain responsible and liable to NOVARTIS for any acts or omissions of any Approved Subcontractor as if such acts or omissions were committed by GW.

2.5                               Facility. GW will Process the Product exclusively at the Facility(ies).  Transfer of the Processing of the Product or any part thereof to another facility will occur according to the process set forth in Clauses 3.2 and 10, and Clause 2.4 if being transferred to an Approved Subcontractor.

2.6                               Affiliates. GW agrees that Novartis Pharma Stein AG may order Product directly from GW in accordance with terms and conditions of this Agreement and may request that Products be delivered directly to Novartis Pharma Stein AG, together with the appropriate invoice.  NOVARTIS shall remain responsible and liable to GW for payment of any and all invoices submitted to Novartis Pharma Stein AG.

2.7                               Authorizations and Permits. GW warrants that it and/or its Approved Subcontractors hold all necessary Registrations for the country or countries where such Processing takes place at the Effective Date.  GW covenants to continue to hold and/or ensure its Approved Subcontractors continue to hold all necessary Registration for the country or countries where Processing takes place after the Effective Date. GW shall provide copies of any such Registrations to NOVARTIS upon NOVARTIS’ request. Without prejudice to any of NOVARTIS’ other rights under this Agreement, GW shall inform NOVARTIS promptly in writing in the event any such Registration is not obtained or is withdrawn or otherwise under investigation.

3.                                      Validation / Launch Preparation / Capacities

3.1                               Ready to Supply.  As at the date hereof each Facility is Validated and GW is ready to supply NOVARTIS with the Product.

3.2                               Validation of changes to Facility. GW undertakes to successfully qualify and Validate any Change to Processing at an existing Facility and Processing at a new facility.  GW shall notify NOVARTIS once a Change or a new facility has been Validated.  Subject to Clause 10, once a new facility has been Validated and is in receipt of all necessary Registrations it shall become a Facility.

3.3                               Prioritization. In the event that GW does not have available sufficient Processing capacities to satisfy the requirements of all its customers for Product, NOVARTIS shall be supplied with a pro rated amount of Product from GW’s available supply such that NOVARTIS receives at least the same percentage of its affected Firm Orders as all other affected customers of GW.

4.                                      Components

4.1                               Procurement of Components.  GW shall (or shall cause its Approved Subcontractors), at GW’s cost, to purchase, qualify, test, inspect and approve all Components required for Processing.

4.2                               Stock of Components. GW shall ensure that: (a) its stock of BDS and Components is always sufficient to permit the uninterrupted Processing of Product in full compliance with NOVARTIS’ Firm Orders; (b) the quantities of BDS and/or Components ordered and stored by it relate appropriately to NOVARTIS’ Firm Orders so that the items in stock do not become obsolete or unsellable; and (c) the Components are of suitable quality as required under the Specifications.

4.3                               Safety Stocks of Components. In addition to Clause 4.2, during the term of this Agreement, GW will maintain and continually replenish (based on first-in, first-out (“FIFO”) and first-expiry, first out (“FEFO”) methods of usage) a rolling safety stock of BDS and Components of sufficient size so that Deliveries up to *** percent (***%) of the semi-binding portion of the then current Forecast can be Delivered.  GW will notify NOVARTIS in writing if it is forced to Process any or all of the safety stock.  In the event that GW is forced to Process the safety stocks in order to meet NOVARTIS’ Firm Orders in circumstances where GW cannot replenish these safety stocks immediately for whatever reason, such failure to replenish the safety stock shall not constitute a breach of this Clause 4.3 by GW provided that GW shall, subject to the following sentence of this Clause 4.3 replenish the safety stocks as soon as practicable but in any event within six (6) months of GW being forced to Process such safety stocks.  If it is not practicable for GW to replenish all of the safety stocks within six (6) months of their use (as a direct result of ordering lead time, growing cycle, processing time) the Parties will meet in good faith to discuss and agree a schedule for replenishing the safety stocks.  GW will wind down its safety stock inventory prior to the expiration of this Agreement.

5.                                      Forecasting / Ordering Procedures

5.1                               Forecasts. No later than six (6) months prior to the anticipated first Delivery Date and by the first day of each month thereafter, NOVARTIS shall prepare

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

and provide GW with a written forecast of its requirement for the Product for the Territory, by months, for at least the following eighteen (18) months (“Forecast”).  In determining Forecast quantities NOVARTIS shall take account of Batch sizes.

5.2                               Liaison.  GW agrees to discuss (via conference call) with NOVARTIS on a monthly basis the latest Forecast sent by NOVARTIS.  The purpose of this discussion is for NOVARTIS to explain changes made to the previous Forecast and to highlight any foreseeable developments in Commercialization of the Product in the Territory that may affect future Forecasts and otherwise to discuss demand and GW’s capacity to meet NOVARTIS’ Forecast.

5.3                               Firm Orders.  NOVARTIS shall have a binding commitment to place orders for and purchase from GW the quantity of the Product detailed in the first three (3) months of each Forecast on the terms and conditions of this Agreement.  NOVARTIS shall issue to GW a formal purchase order for the quantity of the Product in the first month of each Forecast (“Firm Order”) by no later than the fifth day of such month and with a lead time to Delivery of at least 90 days.  In determining Firm Order quantities, NOVARTIS shall take account of the Batch sizes, such that GW shall have no obligation to supply quantities of the Product in the event NOVARTIS places a Firm Orders for amounts of the Product that are not multiples of GW’s Batch size and NOVARTIS must accept as fulfilled orders actual quantities of the Product Delivered which are within a margin of *** percent (+***%) and *** percent (-***%) of the quantity confirmed in the Acknowledgement.

5.4                               Semi-Firm Order Periods  The amounts set forth in months four to eighteen of a Forecast shall constitute NOVARTIS’ non-binding, good faith  estimate of NOVARTIS’ requirements for the Product for such periods; provided, however, that following the Initial Period the quantity set forth in month five of a Forecast, when such month becomes month three of a subsequent Forecast, shall not be less than *** per cent (***%) nor shall GW be obligated to supply greater than *** per cent (***%) of the amounts set forth in the

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Forecast where the month in question was month five in a previous Forecast.  For clarity where following the Initial Period, in a particular Forecast, the volume of Product specified in month five is less than ***, when such month becomes months three of a subsequent Forecast NOVARTIS may increase/decrease the number of Batches in that month three by +/- one (1) Batch from the amount indicated in month five (5) of the relevant previous Forecast without being in breach of this Clause 5.4.

5.5                               Acknowledgments. GW shall respond to each Firm Order received from NOVARTIS within five (5) days of receipt.  The response shall include confirmation of GW’s ability to supply the quantity of vials of the Product set out in the Firm Order (less any amount required to be retained by Law, the QA Agreement or to complete stability testing) and the date(s) by which GW will be able to Deliver the vials ordered each an “Acknowledgment”).  In the event that discussion is required regarding the timing of Delivery then the relevant personnel from both Parties will negotiate in good faith and agree and confirm in writing an amended Firm Order within four (4) days of receipt by GW of the original Firm Order.  For clarity, GW shall not be entitled to reject any Firm Order if (i) the volumes of Product ordered therein are consistent with the latest Forecast and (ii) the Firm Order is for a multiple of the then applicable Batch size.

5.6                               Increased Orders. Should any Firm Order for a month include volumes of vials of the Product in amounts that exceed the amounts set forth in the most recent Forecast for that month provided by NOVARTIS to GW pursuant to Clause 5.1, or should NOVARTIS desire to increase the amount of the Product to be Processed pursuant to any already submitted Firm Order, then GW shall use commercially reasonable efforts to comply with such requested changes.  Notwithstanding the foregoing, GW shall not be liable to NOVARTIS for any inability, despite using its commercially reasonable efforts, to Process such excess Product.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6.                                      Additional Services

6.1                               From time to time NOVARTIS shall have the right to request GW provide Additional Services. Each request for Additional Services shall specify:

(a)                                 the Presentation in which Finished Product is to be supplied;

(b)                                 the Specifications for the Finished Product and any other special instructions; and

(c)                                  the quantity required.

6.2                               Following receipt of such a request, the Parties shall, in good faith, negotiate the terms on which GW shall supply the Additional Services in question.

7.                                      Delivery

7.1                               Terms of Delivery. GW shall Deliver the Product FCA (as such term is defined in INCOTERMS 2000) *** or such other location as agreed from time to time.  NOVARTIS will bear all export duties and taxes.  Subject to Clause 5.3, GW shall not be entitled to Deliver partial shipments of the Product unless expressly authorized by NOVARTIS in writing to do so.

7.2                               Packaging. Packaging for transport conditions shall be based upon the Specifications for the transportation of the Product.  GW shall Package Product for Delivery in standard Packaging Materials for transport by road in a refrigerated vehicle.  NOVARTIS shall be responsible for Packaging Product in any additional Packaging required to transport Product by some different transportation means.  GW shall facilitate the orderly Delivery and taking over by the selected carrier of any Product Delivered to NOVARTIS.

7.3                               Shelf Life. Upon Delivery, the Product’s residual shelf life must be at least *** percent (***%) of the Product’s total shelf life (as specified in the QA Agreement). The Delivery of Product with less than the required residual shelf life pursuant to this Clause 7.3 requires the prior written approval of NOVARTIS.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

7.4                               TSP. The Parties will use reasonable effort to agree the trading services terms and procedures, starting from the standard form attached hereto at Exhibit C, within ninety (90) days of the Effective Date.

7.5                               Following receipt of a Delivery of Product, NOVARTIS or its designated agent shall, within fifteen (15) days, carry out a Visual Inspection of such shipment to ensure that: (i) Packaging and Labelling of the quantity of Product Delivered has taken place in accordance with the Specifications; and (ii) the Delivery is accompanied by an associated certificate of analysis, and if NOVARTIS determines in its sole discretion (exercised reasonably) that it has not so taken place it shall promptly notify rejection of the Delivery to GW in writing.  Subject to the provisions of Clause 14, if NOVARTIS does not notify GW of rejection of such Delivery within such 10 day period, such Delivery of Product shall be deemed to have been accepted.

8.                                      Price / Payment

8.1                               Price.

(a)                                 The Price is based on “Direct Manufacturing Costs”, as defined in Annex 1.

(b)                                 The Price shall be capped in line with a “Direct Manufacturing Cost Cap”, as described below:

(i)                                     for the *** years following the First Commercial Sale in the Territory GBP *** per vial of Product; and

(ii)                                  thereafter, GBP *** per vial of Product subject to Inflation Adjustment.

(c)                                  The Price is the lesser of (i) the Direct Manufacturing Costs plus ***% thereof, or (ii) the Direct Manufacturing Cost Cap plus ***% thereof.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(d)                                 Subject to Clause 8.1(e), the Direct Manufacturing Cost Cap under Clause 8.1(b)(ii) may be adjusted according to yearly inflation as follows:

(i)                                     the element of the Direct Manufacturing Cost within part (ii) of that definition will be increased by the lesser of (a) the actual increase in GW’s direct labour costs, and (b) the annual rate of inflation, as determined using the Index of Labour Costs per Hour industry level specifically for Manufacture of chemicals, chemical products and man made fibres as published by the office by National Statistics, calculated by averaging the quarterly index data points for the preceding 4 quarters and calculating the % increase over the average of the four quarterly data points for the prior year.

(ii)                                  the elements of Direct Manufacturing Cost within parts (i), (iii) and (iv) of that definition will be increased to reflect the actual increase in the cost of each such element incurred by GW (as evidenced by GW’s records),

(the “Inflation Adjustment”).  For clarity, Inflation Adjustment cannot be used to reduce the Direct Manufacturing Cost or any element thereof.

(e)                                  The Inflation Adjustment to the Direct Manufacturing Cost Cap in a Contract Year to be borne by GW is capped to a maximum of *** percent (***%) (the “Inflation Cap”).  GW will cover the aggregate Inflation Adjustment up to a maximum level of *** percent (***%) of the then current Direct Manufacturing Costs Cap.  Increases above the Inflation Cap will be covered by NOVARTIS and the Direct Manufacturing Cost Cap in Clause 8.1(b)(ii) will be adjusted accordingly.  After each actual adjustment of the Direct Manufacturing Cost Cap in Clause 8.1(b)(ii) made under this Clause 8.1(e) the inflation baseline shall be reset to ***%.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

An example of the Inflation Adjustment mechanism is shown in Annex 4.

(f)                                   Inflation Adjustment of the Direct Manufacturing Cost Cap under Clause 8.1(b)(ii) will apply from the start of the ***.  Contract Year Prior to 31 January in each Contract Year following Contract Year in which First Commercial Sale occurs in the Territory the Parties shall meet and shall agree the amount by which Gw’s Direct Manufacturing Cost for a vial of product has increased due to inflation.  GW shall prepare and present to NOVARTIS the necessary records to evidence its actual increases for the items in Clause 8.1(d)(ii).  Once the Inflation Adjustment for a Contract Year has been agreed the Parties shall apply the provision of Clause 8.1(e) and agree upon the required change (if any) to the Direct Manufacturing Cost Cap in Clause 8.1(d)(ii) for the then current Contract Year.

8.2                               Payment Terms.

(a)                                 GW shall provide NOVARTIS with an invoice setting forth the Price due and payable for each Delivery of Product made under this Agreement.  Each such invoice shall, to the extent applicable, identify the Firm Order numbers, product numbers, quantities of Product and the total amount to be remitted by NOVARTIS.

(b)                                 NOVARTIS shall pay all correctly submitted invoices within    ***    calendar day of the receipt of such invoice, unless otherwise agreed upon in writing by the Parties.

(c)                                  NOVARTIS shall make all payments to GW under this Agreement in GBP from Switzerland.

(d)                                 All payments under this Agreement shall be made free and clear of and without set off, deduction or deferment in respect of any taxes, disputes or claims whatsoever.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(e)                                  The Price is expressed to be exclusive of any sales or value added tax which may be due on any supply of Product and NOVARTIS shall pay to GW in addition all such sales and value added tax for which GW is liable to account to the relevant tax authorities in relation to any supply made or deemed to be made for sales or value added tax purposes under this Agreement on receipt of a tax invoice or invoices from GW.

(f)                                   All payments made to GW under this Agreement shall be made by wire transfer to the bank account that may be notified by GW to NOVARTIS from time to time.

8.3                               Open Book. In order to allow the Parties to have a constructive discussion on annual Price review, GW shall supply to NOVARTIS at NOVARTIS’ request a fully transparent and detailed cost calculation according to the principles of “open book”.  GW will share with NOVARTIS details of the costs of Approved Subcontractors.

8.4                               Cost Improvement Benefit Sharing.

(a)                                 GW agrees to pursue a continuous improvement strategy and shall confer with NOVARTIS on a regular basis (at least once annually) to consider whether new technologies or manufacturing processes may exist which would likely improve the Processing performance at the Facility and reduce the Processing and materials costs. NOVARTIS agrees to support GW in implementing process improvement methodologies.

(b)                                 Any achieved process improvement which yields a reduction of the Direct Manufacturing Costs following the second anniversary of First Commercial Sale in the Territory (“Cost Improvement Benefit”) will be *** by the Parties (“Cost Improvement Benefit Sharing”).  Cost Improvement Benefit Sharing will only become effective once the Direct Manufacturing Costs have become lower than the Direct Manufacturing Cost Cap set forth in Clause 8.1(b)(ii).  When calculating the Cost Improvement Benefit and the Cost Improvement Benefit Sharing (i) the Parties shall not include in their calculations any Inflation Adjustment of the Direct Cost Cap set forth in Clause 8.1(b)(ii), and (ii) the baseline against which the Direct Manufacturing Costs will be compared in order to assess whether there is a Cost Improvement Benefit to be shared for the Cost Improvement Benefit Sharing will only be adjusted every second Contract Year.  An example of the Cost Improvement Benefit Sharing calculation is shown in Annex 5.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

9.                                      Quality Assurance

9.1                               QA Agreement. The Parties shall enter into a separate QA Agreement, in the agreed form attached at Exhibit B to this Agreement, relating to the Parties’ QA responsibilities and in particular addressing the following (but without limitation): documents, records, samples, change management and approval, inspections, complaints, recalls, testing and release.

10.                               Change Control

10.1                        Changes Not Triggered by Law or by Regulatory Authorities. This Clause 10.1 shall not be applicable to Legal/Regulatory Changes.

(a)                                 The Parties shall comply with the documented change control procedure set out in the QA Agreement for any change affecting the Marketing Authorizations relating to the Product in the Territory (a “Change”).  NOVARTIS will not withhold any required consent to a Change (if any) where the Change that is to be made affects how Product is Processed for Commercialization both inside and outside the Territory.

(b)                                 All implementation costs incurred by either Party in relation to any Change, including the project, qualification, development, Validation, investment, stability testing, and regulatory submission costs, shall be borne by the initiator of the Change.  In case of destruction of Packaging Material or other Components as a result of a Change, such costs shall include costs of discard of such materials at purchase price value without mark-up. In case NOVARTIS shall bear any cost, the cost shall be calculated by GW and, unless otherwise agreed to by NOVARTIS, approved by NOVARTIS before any implementation of the Change.

10.2                        Changes Triggered by Law or by Regulatory Authorities

(a)                                 If any applicable Law or Regulatory Authority requires any Change (a “Legal/Regulatory Change”), the Party becoming aware of the required Change shall promptly notify the other Party accordingly and shall provide the other Party with copies of any documents delivered to it by the relevant Regulatory Authority, as the case may be, as soon as reasonably practicable following the receipt of such documents.

(b)                                 The Parties shall then agree on a plan to implement the Legal/Regulatory Change with a target completion date.  Subject to any timeframe imposed by the applicable Law or the relevant Regulatory Authority, GW shall use reasonable efforts to ensure that the implementation of the Legal/Regulatory Changes be deferred to allow NOVARTIS time to amend any relevant Marketing Authorization.  In case a timeframe is imposed by the applicable Law or the relevant Regulatory Authority, GW shall implement the Legal/Regulatory Changes within the timeframe required by the Regulatory Authority or applicable Law.

(c)                                  All costs of either Party that are related to recording with Regulatory Authorities any Legal/Regulatory Change shall be borne by GW except where the Legal/Regulatory Change relates exclusively to the Processing and/or Delivery of Product for the Territory or any part thereof, in which case the costs incurred by either Party related to recording the Legal/Regulatory Change with Regulatory Authorities shall be borne by NOVARTIS.  In case any Packaging Material or other Component must be discarded due to a Legal/Regulatory Change, NOVARTIS shall bear the costs relating to a

Legal/Regulatory Change in accordance with this Clause 10.2 and shall be responsible for the cost of discarding such materials at purchase price value without mark-up.

10.3                        Implementation of Changes.  GW will promptly inform NOVARTIS of any and all Changes that are to be made to the Process before any such Change is implemented and will also promptly inform NOVARTIS of any impact the implementation of such a Change is likely to have on the Direct Manufacturing Cost.  GW will not stop Processing according to an existing Process or at an existing Facility until the relevant Change has been Validated (if applicable), all necessary Registrations received and the necessary changes have been made to NOVARTIS’ Regulatory Approvals in any particular country.  NOVARTIS will make such changes as soon as reasonably practicable and notify GW when these changes have been made.

10.4                        Changes and Price.

(a)                                 *** shall bear any increase in its Direct Manufacturing Cost above the Direct Manufacturing Cost Cap resulting from the manufacture of Product pursuant to either (i) a changed Process where such Change was initiated by *** pursuant to Clause 10.1 and/or (ii) a changed Process where the costs of recording such Change with Regulatory Authorities is *** responsibility under Clause 10.2.

(b)                                 *** will bear any increase in *** Direct Manufacturing Cost resulting from the manufacture of Product pursuant to a changed Process where such Change is initiated by *** pursuant to Clause 10.1 or the Change is a Legal/Regulatory Change that relates exclusively to the Processing and/or Delivery of Product for the Territory or any part thereof.  This Clause 10.4(b) shall operate in addition to the Price adjustment provisions set forth in Clause 8 and any resulting Direct Manufacturing Costs shall be in addition to the Direct Manufacturing Cost Cap.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission..

11.                               QA Audits and Inspections

11.1                        Novartis’ Right of Inspection. GW will ensure that NOVARTIS and/or its Affiliates will have the right to audit the Facility, the equipment used in the Processing or storage of Product, BDS and Components, and the Approved Subcontractors. Such audits may include (i) initial GMP-baseline Audits, (ii) for cause/event audits, and/or (iii) audits for special cases in which NOVARTIS` representatives may be present during the Processing of the Product. GW shall keep reasonable quantities of samples of BDS, Components and Product for examination purposes to verify GW’s compliance with the Specifications and its obligations under this Agreement. Representatives of NOVARTIS will have access during audits to all documents, records, reports (excluding full audit reports), data, procedures, facilities, regulatory submissions, and all other information required to be maintained by the EMA, by Law.  NOVARTIS may audit GW’s and the Approved Subcontractors’ reports and records relating to the Processing pursuant to this Agreement during normal business hours and with reasonable advance written notice, and a GW representative may  be present during any such inspection. The exact timelines for audits, including without limitation, the intervals and the number of days for the prior written notice, will be set forth in the QA Agreement.

11.2                        Regulatory Authorities’ Right of Inspection. GW shall permit, and cause to be permitted at its Approved Subcontractors, authorized officials of any Regulatory Authorities or other competent governmental agencies to inspect the Facility, including the equipment, used for the Processing or storage of Product, BDS and/or Components, as required or necessary for the granting or maintaining of any Registration.

11.3                        Survival. The rights under this Clause shall survive 5 (five) years from termination or expiration of this Agreement.

12.                               Financial Audits

12.1                        Financial Audit Rights. GW shall keep, and procure that its Affiliates keep, complete, true and accurate books and records in accordance with its Accounting Standards in sufficient detail for NOVARTIS to determine the

Direct Manufacturing Costs from time to time. GW will keep such books and records for at least three (3) Contract Years following the end of the fiscal year to which they pertain.  NOVARTIS may, upon written request and at its expense (except as provided for in Clause 12.2), cause an internationally-recognized independent accounting firm selected by it (except one to whom GW has a reasonable objection), (the “Audit Team”) to audit during ordinary business hours, at such place or places as they are customarily kept, the books and records of GW and its Affiliates for a given Contract Year and the correctness of the Direct Manufacturing Cost in such year.  Prior to commencing its work pursuant to this Agreement, the Audit Team shall enter into an appropriate confidentiality agreement with GW.  In respect of each audit of GW’s books and records: (i) GW shall be audited not more frequently than once per Contract Year; (ii) no records for any given Contract Year may be audited more than once; and (iii) NOVARTIS shall only be entitled to audit books and records of GW from the three (3) Contract Years prior to the Contract Year in which the audit request is made.  In order to initiate an audit for a particular Contract Year, NOVARTIS must provide written notice to GW, which notice shall include one or more proposed dates for the audit and which notice shall be given not less than forty-five (45) days prior to the first proposed audit date. GW will reasonably accommodate the scheduling of such audit. GW shall provide the Audit Team(s) with full and complete access to the applicable books and records and otherwise reasonably cooperate with such audit.  GW shall have the right to request a further determination by such Audit Team as to matters which GW disputes within thirty (30) days following receipt of such report.  GW will provide NOVARTIS and the Audit Team with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the Audit Team shall undertake to complete such further determination within thirty (30) days after the dispute notice is provided, which determination shall be limited to the disputed matters. If the Parties disagree as to such further determination, the Parties agree that they shall use reasonable efforts, through the participation of finance representatives of both companies, to resolve any dispute arising in relation to any audit conducted hereunder by good faith discussion.  If, despite using such good faith efforts, the Parties are unable to resolve an audit related dispute

NOVARTIS and GW shall mutually select an internationally recognized independent accounting firm that shall make a final determination as to the remaining matters in dispute, which determination shall be binding upon the Parties. Neither the Audit Team, nor any accountants appointed under this Clause 12.1 shall disclose to NOVARTIS any information relating to the business of the Auditee except that which should properly have been contained in any report required hereunder or is otherwise required to be disclosed to such Party to verify the payments required to be made pursuant to the terms of this Agreement.

12.2                        If the Parties discover, whether by audit or otherwise, that the Direct Manufacturing Cost has been overstated during a particular Contract Year, NOVARTIS may deduct such overpayments from subsequent payments due under Clause 8.2 until the full amount that NOVARTIS was entitled to receive is deducted, except that the maximum amount that may be deducted from a single payment under Clause 8.2 is ***% of the amount otherwise payable.  If the full amount cannot be deducted from such subsequent amounts, GW shall promptly pay to NOVARTIS the amount of any such overpayment within sixty (60) days of receiving an invoice from NOVARTIS, which invoice may be submitted upon termination or expiration of this Agreement   If the Parties discover whether by audit or otherwise, that NOVARTIS has made an underpayment, GW will add such underpayment to subsequent invoices, except that the maximum amount that may be added in a single invoice is ***% of the amounts otherwise payable under that invoice. Further, if the audit for any one or more Contract Years shows an over-reporting an overcharge by GW for that period in excess of *** percent (***%) of the amounts properly determined, GW shall reimburse NOVARTIS for its out-of-pocket expenses, including the fees and expenses paid by it to the Audit Team(s), in connection with said audit, which reimbursement shall be made within forty-five (45) days of receiving appropriate invoices and other support for such audit-related costs.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

12.3                        Survival. The rights under this Clause shall survive 5 (five) years from termination or expiration of this Agreement.

13.                               Exchange of information

Without prejudice to NOVARTIS` rights to information set forth in the QA Agreement, the Parties shall continually exchange information and experiences in all matters pertaining to the Processing of the Product and Quality Assurance via the Alliance Managers and shall inform each other promptly in writing regarding all matters which could jeopardize the Processing of the Product whether for scientific, legal, regulatory or other reasons.

14.                               Counterfeit and Defective Product

14.1                        Notification. In the event that GW Delivers any Defective Product to NOVARTIS, NOVARTIS shall inform GW thereof in accordance with the terms and timelines set forth in the QA Agreement.

14.2                        Right of Rejection. NOVARTIS shall have, at its sole discretion, the right to reject any Defective Product or to reject any Batch containing any Defective Product.

14.3                        Replacement of Defective Product. In the event GW Delivers any Defective Product to NOVARTIS and subject to NOVARTIS’ timely notification (as set forth in the QA Agreement), and subject always to Clause 14.4 below, GW shall replace any such Defective Product or, at NOVARTIS’ sole discretion, any Batch containing such Defective Product, with conforming Product or conforming Batch of Product, as the case may be, at GW’s cost.  In addition, GW shall bear sole responsibility for all costs associated with the transportation, testing and disposal (as applicable) of any rejected Defective Product or Batch containing Defective Product. GW shall use commercially reasonable efforts to complete such replacement as soon as practicable and in any event within one (1) month of NOVARTIS’ notification. GW shall not rework or reprocess any rejected Defective Product, unless expressly authorized in writing to do so by NOVARTIS each time.

14.4                        Defective Product caused by Novartis. In the event that any such Defective Product became defective after Delivery of such Product to NOVARTIS as a result of the actions  or breach of NOVARTIS, GW shall not bear any cost thereof, but NOVARTIS shall pay the Price for such Defective Product supplied by GW. GW shall use commercially reasonable efforts to complete such replacement as soon as practicable and in any event within one (1) month of NOVARTIS’ notification.

14.5                        Dispute Resolution. In the event of an unresolved dispute as to whether any quantity or Batch of Product contains any Defective Product, GW shall undertake the relevant (re)testing of a quantity of the Product which is alleged to be Defective Product and/or a retained sample of Product from the Batch in question as follows:

(i)                                     where the required (re)testing is solely the (re)testing of a sample of Product from the disputed Batch retained by GW and the (re)testing does not require microtesting by a Third Party laboratory, GW shall complete such (re)testing within thirty (30) days of NOVARTIS notifying GW in writing pursuant to Clause 14.1 that it is rejecting the quantity/Batch in question as Defective Product;

(ii)                                  where the required (re)testing necessitates the (re)testing of a sample of Product from the delivered Batch and the (re)testing does not require microtesting by a Third Party laboratory, GW shall complete such (re)testing within thirty (30) days of (a) NOVARTIS notifying GW in writing pursuant to Clause 14.1 that it is rejecting the quantity/Batch in question as Defective Product, and (b) NOVARTIS delivering to GW a sample of Product from the disputed quantity/Batch in question;

(iii)                               where the required (re)testing under (i) or (ii) above requires microtesting by a Third Party laboratory, the time periods in (i) and (ii) above for completing the (re)testing shall be sixty (60) days from the relevant start day.

Where Product from a Batch the subject of a notice under Clause 14.1  is to undergo (re)testing, such (re)testing shall be conducted at a time mutually agreed with NOVARTIS and with a representative of NOVARTIS in attendance.  The findings of such (re)testing shall be conclusive and binding upon the Parties. All fees and expenses of the said laboratory shall be borne solely by the unsuccessful Party. The Parties agree that during the resolution of any such dispute, GW shall, irrespective of the final allocation of the cost for the replacement of Defective Product, supply any replacement of Defective Product requested by NOVARTIS free of charge, and, if applicable, NOVARTIS shall pay GW for such replacement Product as appropriate in accordance with the results/decisions made under this Clause 14.5.

14.6                        Counterfeit Goods.  If NOVARTIS believes that counterfeit Product is being Commercialized in one or more countries in the Territory, the Parties will collaborate to obtain samples of the material which is believed to be counterfeit Product and for GW to test such material to ascertain whether such material is counterfeit Product.  If the material in question is shown to be counterfeit the Parties will collaborate to have it removed from the market.

15.                               Continuous Improvement /Business Continuity

15.1                        Continuous Improvement. The Parties agree to pursue a mutual continuous improvement program and shall confer on a regular basis (at least annually) to consider whether new technologies or manufacturing processes may exist which would likely improve the Processing performance at the Facility and reduce the Processing and materials costs.

15.2                        KPIs. Following the Initial Period, GW commits to use commercially reasonable efforts to reach and consistently maintain a target of *** percent (***%) for the KPIs.  In the event GW fails to meet a KPI with respect to a particular Firm Order, within thirty (30) days of such KPI failure GW shall (i) investigate the cause of such failure and (ii) report the results of the investigation to NOVARTIS in writing along with a plan of the actions to be taken by GW to prevent or minimize the likelihood of such cause contributing

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

to a future failure to meet a KPI.  At NOVARTIS’ request GW will discuss such a report and plan of action with NOVARTIS.  Thereafter, GW will report to NOVARTIS on a regular basis its progress with implementing each plan of action.

15.3                        Risk Management. In order to ensure continuity of supply and in connection with diligent risk management practices, GW will develop, implement and keep current a risk management program including a Business Continuity Plan. The Business Continuity Plan shall detail strategies for responses to and recovery from a range of potential disruptive events. Upon NOVARTIS` request GW will make such Business Continuity Plan available to NOVARTIS or its designated representatives for review. Such Business Continuity Plan shall, at a minimum, identify available alternative facilities, infrastructure and adequate inventories, and shall provide for security and protective measures necessary to ensure minimal impact of the range of potential disruptive events on NOVARTIS. The Business Continuity Plan does not relieve GW from any liability under this Agreement. In no event shall GW increase the Price as a result of the development, existence or implementation of the Business Continuity Plan.  Once a year or at any other frequency as NOVARTIS reasonably deem to be appropriate, GW will conduct a test and evaluation of the Business Continuity Plan which, upon NOVARTIS` request, may be witnessed by NOVARTIS representatives to ensure systematic and process responsiveness of GW.  The Parties agree that any issues arising from the risk and business continuity management activities will be promptly communicated to the other Party.

16.                               Product Recalls and Returns

16.1                        Product Recall. Each Party shall give prompt notice by telephone (to be confirmed in writing) to the QA contact of the other Party upon discovery that the Product should be recalled or corrected, or may be required to be recalled or corrected.

16.2                        Recall Responsibility. The decision to initiate a recall or to take some other corrective action, if any, shall be made and implemented by NOVARTIS where it is the Marketing Authorisation holder in the affected country in the Territory and by GW where its is the Marketing Authorisation holder in the affected country in the Territory.  The recall procedure is set forth in the QA Agreement.

16.3                        Customer Returns and Product Recalls. NOVARTIS shall have responsibility for handling returns of the Product from its customers in the Territory pursuant to a Product Recall. GW shall provide NOVARTIS with such assistance as NOVARTIS may reasonably need to handle such returns.  In the event of a return, at NOVARTIS’ request and cost (other than where the returned Product was Defective Product at the time it was Delivered by GW — in which case Clause 14.3 shall apply), GW shall use its commercially reasonable efforts to replace the returned Product with new Product within one (1) month from the date that NOVARTIS notifies GW about the returned Product.

16.4                        Cost.  Where a Recall or customer’s return of Product pursuant to a Product Recall is caused solely by GW, GW shall (i) replace the Recalled or returned Product as a matter of urgency with compliant Product, and (ii) reimburse NOVARTIS for all return and destruction costs incurred by NOVARTIS in connection with such Recall or customer return of Product pursuant to a Product Recall.  In all other cases, NOVARTIS shall bear the costs of the Recall or customer return, including by paying GW the Price for any Recalled or returned Product (to the extent GW has not already been paid the same).

16.5                        Pharmacovigilance Agreement. The Parties agree to adhere to the terms and conditions of the Pharmacovigilance Agreement, the agreed form of which is attached hereto as Exhibit 2, which defines how the Parties are to cooperate to enable each of them to comply with its respective obligations under applicable laws, regulations and guidelines with regard to Adverse Event data collection, analysis and reporting for the Product, both pre and post-marketing, and to enable each Party to satisfy its duty of care.

17.                               Intellectual Property

17.1                        NOVARTIS and GW agree that the provisions of Section 8 of the Distribution and License Agreement shall apply to this Agreement.  Notwithstanding the foregoing sentence, all Intellectual Property generated, developed or created by either Party arising out of or in connection with the performance of this Agreement will belong to and vest in GW, and NOVARTIS will offer reasonable assistance, including providing any needed information and disclosures, to GW as needed to secure patent protection for such resulting Intellectual Property.

18.                               Liabilities and Indemnity

18.1                        Indemnification by GW.  GW shall indemnify and hold Novartis, its Affiliates and Sublicensees, and their respective officers, directors and employees (“Novartis Indemnitees”) harmless from and against any Claims to the extent arising or resulting from a breach of the Product Warranties where it is proved that such Product did not meet the Product Warranties, provided, however, that GW shall not be obliged to so indemnify, defend and hold harmless the Novartis Indemnitees for any Claims which arise as a result of the negligence or willful misconduct of NOVARTIS or any of its Affiliates or Sublicensees.

18.2                        Indemnification Procedure.

(a)                                 For the avoidance of doubt, all indemnification claims in respect of a Novartis Indemnitee shall be made solely by NOVARTIS.

(b)                                 NOVARTIS shall notify GW in writing reasonably promptly after the assertion against NOVARTIS or other Novartis Indemnitee of any Claim or fact in respect of which the NOVARTIS intends to base a claim for indemnification hereunder (“Indemnification Claim Notice”), but the failure or delay to so notify GW shall not relieve GW of any obligation or liability that it may have to NOVARTIS, except to the extent that GW demonstrates that its ability to defend or resolve such Claim is adversely affected thereby.  The Indemnification Claim Notice shall contain a description of the claim and the nature and amount of the Claim (to the extent that the nature and amount of such Claim is known at such time).  Upon the request of GW, NOVARTIS shall furnish promptly to GW copies of all correspondence, communications and official documents (including court documents) received or sent in respect of such Claim.

(c)                                  Subject to the provisions of sub-clauses (d) and (e) below, GW shall have the right, upon written notice given to NOVARTIS within thirty (30) days after receipt of the Indemnification Claim Notice to assume the defense and handling of such Claim, at GW’s sole expense, in which case the provisions of sub-clause (d) below shall govern.  The assumption of the defense of a Claim by GW shall not be construed as acknowledgement that GW is liable to indemnify any Novartis Indemnitee in respect of the Claim, nor shall it constitute a waiver by GW of any defenses it may assert against NOVARTIS or a Novartis Indemnitee’s claim for indemnification.  In the event that it is ultimately decided that GW is not obligated to indemnify or hold an NOVARTIS or a Novartis Indemnitee harmless from and against the Claim, NOVARTIS shall reimburse GW for any and all costs and expenses (including attorneys’ fees and costs of suit) and any losses incurred by GW in its defense of the Claim.  If GW does not give written notice to NOVARTIS, within thirty (30) days after receipt of the Indemnification Claim Notice, of GW’s election to assume the defense and handling of such Claim, the provisions of sub-clause (e) below shall govern.

(d)                                 Upon assumption of the defense of a Claim by GW: (i) GW shall have the right to and shall assume sole control and responsibility for dealing with the Claim; (ii) GW may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Claim any law firm or counsel reasonably selected by GW; (iii) GW shall keep NOVARTIS informed of the status of such Claim; and (iv) GW shall have the right to settle the Claim on any terms GW chooses; provided, however, that it shall not, without the prior written consent of NOVARTIS, agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of NOVARTIS for which NOVARTIS is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the Claim on behalf of NOVARTIS.  NOVARTIS shall cooperate with GW and shall be entitled to participate in, but not control, the defense of such Claim with its own counsel and at its own expense.  In particular, NOVARTIS shall furnish such records, information and testimony, provide witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours by GW to, and reasonable retention by NOVARTIS of, records and information that are reasonably relevant to such Claim, and making NOVARTIS, the Novartis Indemnitees and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided.

(e)                                  If GW does not give written notice to NOVARTIS as set forth in sub-clause (c) or fails to conduct the defense and handling of any Claim in good faith after having assumed such, NOVARTIS may, at GW’s expense, select counsel reasonably acceptable to NOVARTIS in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate.  In such event, NOVARTIS shall keep GW timely apprised of the status of such Claim and shall not settle such Claim without the prior written consent of GW, which consent shall not be unreasonably withheld.  If NOVARTIS defends or handles such Claim, GW shall cooperate with NOVARTIS, at NOVARTIS’ request but at no expense to NOVARTIS, and shall be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

18.3                        Mitigation of Loss.  NOVARTIS will take and will procure that the Novartis Indemnitees take all such reasonable steps and actions as are necessary or as GW may reasonably require in order to mitigate any Claims (or potential losses or damages) under this Clause 18.  Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

18.4                        No double recovery.  NOVARTIS shall not be entitled to recover from GW hereunder:

(a)                                 more than once in respect of the costs/losses suffered relating to the same Claim; or

(b)                                 in any instance where the Claim has been indemnified, recovered or otherwise compensated as a result of any other provision of this Agreement or the Distribution and License Agreement.

18.5                        Special, Indirect and Other Losses NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS SUFFERED BY THE OTHER PARTY.

18.6                        No Exclusion.  Neither Party excludes any liability for death or personal injury caused by its negligence or that of its employees, agents or subcontractors.

19.                               Confidentiality

19.1                        NOVARTIS and GW agree that the provisions of Section 9 of the Distribution and License Agreement shall apply to the Confidential Information disclosed hereunder as if such information were Confidential Information for the purposes of the Distribution and License Agreement.

20.                               Term

20.1                        Term. This Agreement shall come into force on the Effective Date and, subject to earlier termination pursuant to Clause 21 shall expire upon expiration or termination of the Distribution and License Agreement.

21.                               Extraordinary Termination

21.1                        Termination due to Material Breach. Upon failure of any Party to remedy its material breach of any of its obligations under this Agreement within    ***   days following receipt of written notice of said breach from the other Party (except for a breach of the NOVARTIS Policy Statement, for which there shall be no right to remedy), the Party giving such notice shall have the right but not the obligation to terminate this Agreement immediately (or such longer period of time as such Party shall determine) by written notice.

21.2                        Termination due to Liquidation. GW or NOVARTIS at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, assignment for the benefit of creditors, or filing of any petition therefore, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, assignment or similar proceeding is not dismissed or vacated within ninety (90) calendar days.

22.                               Effects of Termination or Expiration

22.1                        Technology Transfer. In the event of the termination of this Agreement by NOVARTIS in accordance with Clauses 21.1 or 21.2 GW and its Affiliates will co-operate, and cause the Approved Subcontractors to co-operate, in good faith with NOVARTIS to bring about a smooth and orderly transition of the Process for producing Product from BDS to a new supplier (including an Affiliate of NOVARTIS). During such transition period (estimated to be approximately twenty-four (24) months), GW and its Approved

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Subcontractors shall continue to supply Product pursuant to the terms and conditions set forth herein.  Following the transition period GW shall supply to NOVARTIS all necessary quantities of BDS and the provisions of Clauses 2, 3, 5, 7, 8.1-8.3, 9, 10, 11, 12, 14.1-14.5, 16, 17, 18 and 19 shall apply to such supply of BDS.

22.2                        Survival. Except as otherwise expressly provided, termination or expiration of this Agreement will not affect any rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement, nor shall it prejudice any other remedies that the Parties may have under this Agreement. Upon expiration or termination of this Agreement all outstanding unpaid invoices shall become payable immediately in place of the payment terms previously agreed by the Parties.  The terms of Clauses 8.3, 11, 12, 17, 18, 19, 22.2, 23 and 24 shall survive termination on expiration of this Agreement and continue in full force and effect in accordance with their respective terms.

22.3                        Bridging Stock. Upon notice of termination (except for termination by GW in accordance with Clauses 21.1 or 21.2), NOVARTIS will have the option (valid until the effective date of expiration or termination) to purchase an additional quantity of Product (“Bridging Stock”) of up to     ***    years demand based on     ***     percent (***%) of the quantity forecasted by NOVARTIS for the year in which the Agreement is terminated at the Price in force at the time of termination of this Agreement. NOVARTIS shall exercise its option for the Bridging Stock by providing GW with a purchase order for the desired quantities of the Bridging Stock and on a delivery schedule to be agreed by the Parties in good faith.

23.                               Governing Law / Dispute Resolution

23.1                        Governing Law. This Agreement will be governed by and construed under the laws in effect in the State of New York, without giving effect to the conflicts of laws provision thereof. The United Nations Convention on

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Agreement.

23.2                        Dispute Resolution.

(i)                                     In the event of a dispute under this Agreement, the Parties will refer the dispute to the Alliance Managers for discussion and resolution.  If the Alliance Managers are unable to resolve any such dispute within thirty (30) days of the dispute being referred to them, either Party may require that the Parties forward the matter to the Senior Officers (or designees with similar authority to resolve such dispute), who shall attempt in good faith to resolve such dispute.  If the Senior Officers cannot resolve such dispute within thirty (30) days of the matter being referred to them, either Party shall be free to initiate the arbitration proceedings outlined in sub-Clause (ii) below.

(ii)                                  Any unresolved disputes between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, shall be resolved by final and binding arbitration.  Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party.  Arbitration shall be held in New York, New York, USA, according to the commercial rules of the International Chamber of Commerce (“ICC”).  The arbitration will be conducted by a panel of three arbitrators appointed in accordance with ICC rules; provided that each Party shall, within thirty (30) days after the institution of the arbitration proceedings, appoint an arbitrator, and such arbitrators shall together, within thirty (30) days, select a third arbitrator as the chairman of the arbitration panel.  Each arbitrator shall have significant experience in the pharmaceutical business.  If the two initial arbitrators are unable to select a third arbitrator within such thirty (30) day period, the third arbitrator shall be appointed in accordance with ICC rules.  Discovery shall be subject to all applicable privileges and other immunities under the U.S. Federal Rules of Civil Procedure and shall be limited to: (i)  the production of documents available in the ordinary course of business in accordance with the producing Party’s standard document retention policies within specified relevant categories from no more than ten (10) individual representatives of the producing Party who have been identified by the other Party in its document request; (ii) two (2) depositions per side; and (iii) ten (10) interrogatories per side.  The Parties shall request that the arbitrators render their opinion within thirty (30) days of the final arbitration hearing.  No arbitrator (nor the panel of arbitrators) shall have the power to award punitive damages under this Agreement and such award is expressly prohibited.  Decisions of the panel of arbitrators shall be final and binding on the Parties.  Judgment on the award so rendered may be entered in any court of competent jurisdiction.  The losing Party to the arbitration (if any) as determined by the arbitrators shall pay the costs of the arbitration.

23.3                        Remedy for Breach. The Parties understand and agree that monetary damages may not be sufficient remedy for breach of this Agreement and that the injured Party will be entitled to seek equitable relief, including injunction and specific performance, for any such breach.

24.                               Miscellaneous

24.1                        Relationship of the Parties. Nothing contained in this Agreement will be deemed to constitute a partnership, joint venture, or legal entity of any type between NOVARTIS and GW, or constitute one as the agent of the other.  Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes.  each Party will act solely as an independent contractor, and nothing in this

Agreement will be construed to give any Party the power or authority to act for, bind, or commit the other.

24.2                        Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (i) delivered by hand (with written confirmation of receipt); or (ii) sent by facsimile (with provision for assurance of receipt in a manner typical with respect to communications of that type); or (iii) when received by the addressee, if sent by an internationally recognized overnight delivery service, in each case to the appropriate addresses set forth below (or to such other addresses as a Party may designate by written notice):

If to GW:

GW Pharma  Limited

Porton Down Science Park

Salisbury,

Wiltshire

SP4 0JQ

United Kingdom

Attention:  Managing Director

Fax number:  +44 1980 557111

If to NOVARTIS:

NOVARTIS PHARMA AG
Lichtstrasse 35
4056 Basel, Switzerland

Attn: Global Head of TechOps

Fax: +41 61 3243060

With a copy to:

Attn: Head of Legal TechOps

Fax: +41 61 3247399

24.3                        Further Assurances. GW and NOVARTIS hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

24.4                        Compliance with Law. Each Party will perform its obligations under this Agreement in accordance with all applicable Laws.  No Party will, or will be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any applicable Law.

24.5                        No Third Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they will not be construed as conferring any rights to any Third Party (including any third party beneficiary rights).

24.6                        English Language. This Agreement is written and executed in the English language.  Any translation into any other language will not be an official version of this Agreement and is solely for reference.  In the event of any conflict in interpretation between the English version and such translation, the English version will prevail.

24.7                        Force Majeure. Failure of any Party to perform its obligations under this Agreement (other than of the obligations to make any payments or of confidentiality) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if, and solely to the extent, such failure is caused by Force Majeure. The corresponding obligations of the other Party will be suspended to the same extent. “Force Majeure” shall mean any unanticipated event beyond a Party’s reasonable control that could not be avoided by due care of such non-performing Party, including without limitation, acts of God, fire, explosion, flood, earthquake, drought, war, hostility, revolution, riot, civil disturbance, national emergency, sabotage, embargo, but excluding strikes or other labour trouble at a Facility; provided, however, that the Party affected shall promptly notify the other Party of the condition constituting Force Majeure as defined herein and shall exert commercially reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed. If a condition constituting Force Majeure as defined herein prevents, or would likely prevent, a Party from performing its obligations under this Agreement for more than sixty (60) days, the Parties shall meet to negotiate a mutually satisfactory solution to the problem.

24.8                        Entire Agreement. This Agreement, together with its Annexes, and the Distribution and License Agreement, the QA Agreement and the Pharmacovigilance Agreement sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter.  In the event of any conflict between a substantive provision of this Agreement and any Annex hereto, the substantive provisions of this Agreement will prevail.  In the event of any conflict between a substantive provision of this Agreement and a substantive provision of the Distribution and License Agreement, the substantive provisions of this Agreement will prevail with respect to any issues relating to Product manufacture and supply (including the Price and payment terms) and the substantive provisions of the Distribution and License Agreement will prevail with respect to any other term.  In the event of any conflict between a substantive provision of this Agreement and a substantive provision of the QA Agreement, the substantive provisions of the QA Agreement will prevail with respect to any issues relating to Product Quality Assurance and the substantive provisions of this Agreement will prevail with respect to any other term.  In the event of any conflict between a substantive provision of this Agreement and a substantive provision of the Pharmacovigilance Agreement, the substantive provisions of the Pharmacovigilance Agreement will prevail with respect to any issues relating to Adverse Event collection, analysis and reporting and the substantive provisions of this Agreement will prevail with respect to any other term.

24.9                        Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that:

(i)                                     either Party may assign its rights and obligations under this Agreement or any part hereof to one or more of its Affiliates without the consent of the other Party, so long as such Affiliate is and remains an Affiliate.  If the assignee ceases to be an Affiliate of the assigning Party for any reason the assignee will reassign this Agreement to GW or NOVARTIS, as applicable, upon ceasing to be an Affiliate; and

(ii)                                  either Party may assign this Agreement in its entirety to an acquirer of all or substantially all of its business or assets to which this Agreement relates (meaning: (i) with respect to NOVARTIS, that this Agreement may only be assigned together with the personnel and infrastructure previously engaged directly in the Commercialization and filing for Regulatory Approval of Product in the Territory; and (ii) with respect to GW, that this Agreement may only be assigned together with both the GW Technology and GW Trademarks, all Product related license and/or collaboration agreements with licensees of the Product outside the Territory, and the personnel and infrastructure engaged directly in the Development and manufacture of the Product, and filing for Regulatory Approval of Product in the EU at the time of the assignment and on the condition that, at the time of the assignment, GW puts in place appropriate arrangements with any key personnel previously engaged directly in the Development and manufacture of the Product who are not being acquired by the Third Party to allow GW and NOVARTIS to continue to access the Product related Know How and knowledge held by these persons; and

(iii)                               GW may assign this Agreement by way of security only when both (i) such security interest covers all of GW’s assets to which this Agreement relates (meaning that this Agreement may only be assigned by way of security where such security interest also covers the GW Technology, GW Trademarks, all Product related license and/or collaboration agreements with licensees of the Product outside the Territory, and the infrastructure engaged directly in the manufacture of the Product); and (ii) the assignee/security holder agrees that, in the event that it forecloses on, or otherwise exercises its security interest with respect to, any of the assets to which this Agreement relates, it will pending repayment of the sums due to the assignee/security holder use reasonable endeavours to ensure continuity of supply of the Product to NOVARTIS; and

The assigning Party will provide the other Party with prompt written notice of any such assignment.  Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). Any attempted assignment in contravention of the foregoing will be void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns

24.10                 Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement will be construed as if such provision were not contained herein and the remainder of this Agreement will remain in full force and effect.  The Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

24.11                 Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party.  No waiver will be effective unless it has been given in writing and signed by the Party giving such waiver.  No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

24.12                 Expenses. Except as otherwise expressly provided in this Agreement, each Party will pay the fees and expenses of its respective lawyers and other advisors and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

24.13                 Execution. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

24.14                 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

(REST OF PAGE LEFT BLANK INTENTIONALLY)

Signed by the duly authorized representatives of each of the Parties hereto as of the Effective Date.

NOVARTIS PHARMA AG

/s/ ***		/s/ ***
Name	***	Name	***
Title	Head Strategic Sourcing	Title	Strategic Sourcing Manager

GW Pharma Ltd

/s/ Justin Gover
Name	Justin Gover
Title	Managing Director

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

LIST OF ANNEXES AND EXHIBITS

ANNEX 1	Product and Pricing

ANNEX 2	NOVARTIS HSE Policy

ANNEX 3	NOVARTIS Policy Statement

ANNEX 4	Inflation Adjustment of the Manufacturing Direct Cost Cap

ANNEX 5	Cost Improvement Benefit Sharing

ANNEX 6	Components

EXHIBIT A	Agreed form Pharmacovigilance Agreement

EXHIBIT B	Agreed form QA Agreement

EXHIBIT C	Standard form Trading Services Procedure

ANNEX 1

PRODUCT AND PRICING

Batch size

*** — ***

*** — ***

Pricing

“Direct Manufacturing Costs” shall mean costs incurred by GW in the actual manufacturing of Product, established on a regular, standard basis in accordance with Accounting Standards as consistently applied by GW, expressed on a per unit basis.  Direct Manufacturing Cost shall be calculated according to the principles of “open book” and include the following elements:

(iv)                              Costs of material used for manufacturing of Product, including costs of raw materials, excipients, consumables, intermediates needed for the manufacturing process, costs of packaging material, labels and  other printed materials;

(v)                                 Direct labor cost of production employees (including wages, labor and related payroll taxes and benefits) incurred or spent in the manufacturing of Product;

(vi)                              Overheads, including cost of building and equipment depreciation (including real estate leasehold improvement depreciation), repair and maintenance and leasing cost, indirect labor of production support employees and related payroll taxes and benefits, costs for personnel exercising controlling and supervisory functions, costs of indirect space such as the cost of a break room, costs of in-process control, costs of microbiological monitoring of production environment, costs for supplies, auxiliary materials and consumables and other operating expenses, costs of shop floor control systems, costs for cleaning

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

production buildings, occupancy costs (including rent, rates and service charges), costs of work clothes, taxes, insurance, material management, interim transportation and warehousing (including transportation to/from subcontractors and between manufacturing facilities), costs of purchasing department (including production accounting), costs of ensuring sufficient levels of safety, health and environment, costs of production scheduling, costs of maintaining the bills of materials, costs for technical support, plant management, administration and general services, costs of IT systems, quality assurance and quality control costs, costs for utilities and ecology, such as electricity, water, nitrogen, carbon dioxide, steam, air, deposition of solid or liquid waste, purification of effluent water, purification of waste air.  The costs of equipment and buildings shall be based on the planned utilization of the equipment and buildings. Overhead shall be allocated to production proportionate to the usage of the manufacturing facility for actual manufacturing of Product using an appropriate allocation key such as space occupied or headcount.  The costs of underutilization or idle capacity are not to be included in the Direct Manufacturing Costs.  Overheads shall not include general corporate activities including, by way of example only, executive management, investor relations, business development, legal affairs, human resources and finance; and

(vii)                           Costs of Third Party sub-contract manufacturers. Such costs will include the actual amount paid including the benefit of any price reductions, payment or terms discounts or other reimbursements, such as volume discounts, that may be applicable to such purchases.

ANNEX 2

NOVARTIS HEALTH, SAFETY & ENVIRONMENTAL

PROTECTION POLICY

1.                                      GW will have at all times available for GW use, an up-to-date Material Safety Data Sheet (MSDS) recording all of the information which is known to GW at the time of preparing the MSDS, which may be relevant to health, safety and/or environmental protection for BDS and each Component which is proprietary to GW and which will be used in the Processing of Product for NOVARTIS.  GW agrees to comply in all respects with the applicable laws and regulations on health, safety and environmental protection and with generally accepted standards of health, safety and environmental protection.

2.                                      The persons engaged in performing the manufacture shall have adequate training in health, safety and environmental protection issues associated with handling hazardous materials.

3.                                      GW warrants that all waste will be disposed of in compliance with all applicable laws and regulations, and that discarded printed material and products are not illegally used.

4.                                      GW shall use, handle and store all materials used to perform the manufacture under suitable containment conditions.

5.                                      GW shall use, handle and store all Components and any other materials used to Process the Product in accordance with the MSDSs with caution and prudence, since not all of the characteristics are necessarily known. GW shall proceed on the basis of the toxicological and other safety information known to them as developers of the Product.

6.                                      Any Components or any other materials which remain unused upon completion of the performance of Processing will be destroyed in accordance with GW procedures and in accordance with all applicable laws and regulations..

7.                                      GW shall be fully liable with respect to any claim (whether from private parties or from public bodies), which may arise from GW’s failure to meet applicable occupational health, safety or environmental protection laws and/or regulations.

ANNEX 3

NOVARTIS POLICY STATEMENT

GW agrees to abide by the following policy statement, which is binding on all parties under contract with NOVARTIS, and is in support of the protection of internationally proclaimed human rights, ethical and legal behavior, fair, courteous and respectful treatment of others, and professionalism and good business practice.

Gifts, favours, kickbacks, entertainment or other offering of financial advantage to an official of a government or a government-controlled entity for the purpose of obtaining business or other services, as set out in the OECD Convention on Combating Bribery of Foreign Public Officials are not allowed.  Gifts, favors or entertainment to non-governmental officials may be provided to others only if they meet all of the following criteria:

(a)                                 they are consistent with government regulations and customary business practices;

(b)                                 they are not excessive in value, and cannot be construed as a bribe or a pay-off;

(c)                                  they are not in contravention of applicable law or ethical standards; and

(d)                                 they will not embarrass NOVARTIS, GW, or the recipient if publicly disclosed.

GW hereby agrees that in its dealings on behalf of NOVARTIS, it will take no action, directly or indirectly, that is inconsistent with the language or spirit of this policy statement.  GW further acknowledges and agrees that any such action will serve as grounds for immediate termination of this Agreement by NOVARTIS.

Further, NOVARTIS gives preference to third parties who share Novartis’ societal and environmental values, as set forth in the Novartis Policy of Corporate Citizenship, Guideline #5 Third Party Code:

http://www.novartis.com/about-novartis/corporate-citizenship/business-conduct/index.shtml

ANNEX 4

Inflation Adjustment of the Direct Manufacturing Cost Cap

***

	Inflation (initial baseline at Effective Date set to 100%)	Yearly inflation by end of year	New baseline set to 100% as soon 2% cap as been reached	Coverage by GW	Coverage by Novartis
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11

Note: Figures in table are illustrative only

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

ANNEX 5

Cost Improvement Benefit Sharing

***

***:

***

***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

ANNEX 6

Components

***

***

***

***

***

***

***

***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT A

Agreed form Pharmacovigilance Agreement

Pharmacovigilance Agreement

Between

GW Pharma Limited
Porton Down Science Park
Salisbury
Wiltshire, UK
SP4 0J

&

Novartis Pharma AG
at
Lichtstrasse 35, CH-4056, Basel, Switzerland

Regarding

Sativex® (delta-9-tetrahydrocannabinol 27mg/m1 (from Tetranabinex® -
Cannabis sativa L. extract) and cannabidiol 25mg/m1 (from Nabidiolex® -
Cannabis sativa L. extract)

1

2

Part 1.         General Principles

1.1          Scope

This Pharmacovigilance Agreement for Sativex® (“PV Agreement”) is made and entered into as of the date of last signature (the “PV Agreement Date”), by and between Novartis Pharma AG (“Novartis”) and GW Pharma Ltd. (“GW Pharma”) as per provision of Article 6 (Pharmacovigilance) of the Distribution and License Agreement dated 08th April 2011 between the parties (“the Master Agreement”). The parties do hereby agree as follows with respect to the exchange of safety data and information pertaining to Sativex® (“Product”), a pharmaceutical agent developed by GW Pharma and licensed to Novartis by GW Pharma for the territories set forth in the Master Agreement (“Novartis Territory”).

The parties understand that the purpose of this PV Agreement is not to add to, reduce or otherwise modify the rights or obligations of either party under the Master Agreement but to further define their respective roles, as originally outlined in the Master Agreement in respect of the subject matter hereof. Both parties shall comply with applicable ICH guidelines and national regulatory requirements in their respective territories.

This PV Agreement shall become effective immediately on the PV Agreement Date of last signature and remain effective 6 (six) months beyond the termination of Master Agreement or until all stock in the Novartis Territory has expired, or an alternative agreed arrangement for Pharmacovigilance in the Territory has been established.

1.2          Language

The parties agree to communicate with each other and to prepare, in English, the documents required to be exchanged between the parties by this PV Agreement.

1.3          Definition of Terms

For the purposes of this PV Agreement, capitalised terms used and not otherwise defined herein shall have the meaning assigned to the equivalent term used in the Master Agreement. The parties agree to apply International Conference on Harmonisation (ICH) and country-specific regulatory promulgated definitions, as appropriate.

1.4          Correspondence Files

Without limiting the relevant rights and the obligations of the parties under the Master Agreement with respect to data ownership and exchange, each party shall keep on file, in its own manner a complete copy of all its PV-related correspondence with the other party pertaining to Product, for as long as Product is under investigation, for a minimum of 10 (ten) years, or as long as Product is authorised. In the event one party requests the other party to provide copies of such

3

correspondence, the other party shall cooperate with such request.

1.5          Expedited Reporting Responsibility To Competent Authorities

1.5.1       Clinical Studies

GW Pharma shall, during the term of this PV Agreement, report to the relevant regulatory authorities and the involved Ethics Committees, Suspected Unexpected Serious Adverse Reactions (SUSARs) and other potential safety related issues occurring during any clinical studies which use Product and are conducted in the GW Pharma Territory and sponsored by, or on behalf of, GW Pharma, its Affiliate and/or a sub-licensee in accordance with ICH E2A guidelines and the applicable national regulatory requirements of the country of GW Pharma Territory concerned, the provisions of this PV Agreement and the relevant provisions of the Master Agreement.

Where Novartis is the sponsor of a clinical study for Product, Novartis shall, during the term of this PV Agreement, report to the relevant regulatory authorities SUSARs and other potential safety related issues occurring during any clinical studies which use Product and are conducted in the Novartis Territory and sponsored by, or on behalf of, Novartis, its Affiliate and/or a Novartis sub-licensee in accordance with ICH E2A guideline and the applicable national regulatory requirements of the country of the Novartis Territory concerned, the provisions of this PV Agreement and the relevant provisions of the Master Agreement.

GW Pharma and Novartis shall, within the period of time required by this PV Agreement, report to the other party all SUSARs and other potential safety related issues which occur in their respective territories. The further obligations of the parties with respect to SUSARs and other potential safety related issues are contained in Appendix 3.

1.5.1.1 Handling of SUSARs

The sponsor of the study, whether GW Pharma or for a Novartis-sponsored study, in accordance with national regulatory requirements, Novartis shall be responsible for the appropriate submissions of SUSARs to the concerned regulatory authorities investigators, and the ECs, the concerned regulatory authorities in the countries where the study is taking place and in the other regulatory authorities in the Novartis Territory. Novartis shall forward such reports to GW for GW to report to the authorities in countries in the GW Territory where the study is not taking place.

For a GW Pharma-sponsored study, in accordance with national regulatory requirements, GW Pharma shall be responsible for the appropriate submissions of SUSARs to the investigators, the ECs, the concerned regulatory authorities in the countries where the study is taking place and in the other regulatory authorities in the GW Pharma Territory. GW Pharma shall forward such reports to Novartis for Novartis to report to the authorities in countries in the Novartis Territory

4

where the study is not taking place. In order for GW Pharma to be able to fulfil its global pharmacovigilance responsibilities and regulatory reporting obligations for a Novartis sponsored study, GW Pharma shall receive from Novartis before the start of each clinical study (and throughout the study in case of any change):

•              An English copy of the protocol

•              The reference safety information or IB for IMPs and comparator products, where relevant

•              The list of planned/ongoing/completed studies and clinical study reports

1.5.1.2 Clinical Investigator Communications

GW Pharma and Novartis shall each be responsible for communicating any SUSARs and other potential safety related issues to their respective clinical investigators for Product (including the clinical investigators of their Affiliates and/or sub-licensees) when acting as the sponsor in their respective Territories in accordance with ICH guidelines, the relevant national legislation, provisions of any relevant study protocol and the provisions of this PV Agreement.

1.5.1.3 Annual Safety Reports (ASR)/Development Safety Update Reports (DSUR)

GW shall prepare and submit the DSUR in the EU, including data provided by Novartis. GW shall provide a detailed request for information to Novartis at least forty (40) calendar days prior to each Data Lock-Point, and Novartis shall provide the necessary information no later than five (5) calendar days after the Data Lock-Point. The final report shall be provided to Novartis allowing 7 calendar days for review/ comment.

The same report may be submitted by both companies, if required in Novartis territory.

Information foreseen for inclusion in the DSUR which GW shall confirm/update/complete in its request to Novartis 40 days prior to DLP shall include the following when relevant:

Interventional Ongoing Novartis-sponsored studies.

•              Interventional Completed Novartis-sponsored studies during the review period, with study synopsis including Clinical study Report Conclusions.

•              Estimated cumulative exposure from completed and ongoing interventional studies by investigational drug, comparator and placebo.

•              Cumulative subject exposure to investigational drug from completed interventional trials by age and sex.

•              Cumulative subject exposure to investigational drug from interventional trials by race.

5

•              List of subjects who died during the reporting period with reason for death.

•              List of subjects who dropped out of studies reporting period with reason for drop out.

•              Significant protocol amendments or other actions due to safety or efficacy reasons.

•              Any new study safety results with potential impact on risk-benefit profile.

•              Marketing exposure information for review period and cumulatively including Novartis Marketing Authorisation status.

•              Safety information from non-interventional studies.

•              Separate DSURs that have been completed for investigational drug e.g. that has been submitted by a third party, or where the drug is used in combination product or different indication.

Submission dates of the DSUR should be harmonised to the IBD of Product where possible.

1.5.2       Commercial Product Use and Spontaneous AE/SAE reports

Novartis shall be responsible for reporting any AE/SAEs and other potential safety related issues pertaining to Product to the regulatory authorities in the Novartis Territories in accordance with ICH guidelines and national regulatory requirements. Likewise, GW Pharma shall be responsible for reporting any AE/SAEs and other potential safety related issues pertaining to Product to the regulatory authorities in the GW Pharma Territory in accordance with ICH guidelines and national regulatory requirements. Novartis and GW Pharma shall, within the period of time required by this PV Agreement, exchange reports of AE/SAEs as specified in this PV Agreement and occurring in their respective territory and brought to its knowledge with the other party and such other party shall be responsible for reporting such AE/SAEs to the relevant regulatory authorities requiring such report. The further obligations of the parties with respect to exchange of AE/SAEs with commercial use of Product and spontaneous reports are contained in Appendix 3.

1.5.3       Literature

GW Pharma shall be responsible for screening at least weekly the published world-wide scientific and medical literature for safety data analysis using GW Pharma defined search strings. Novartis shall be responsible for screening local scientific and medical literature published in Novartis Territories according to Novartis SOPs. Published case reports shall be processed, exchanged as described in Appendix 3 and submitted to the regulatory authorities as required by the applicable national regulatory requirements. If the original article is not in English, a translation shall be provided as a follow-up report and the timeline for exchange of the translated article will be in accordance with the timelines stated in Appendix 3, with the clock starting upon

6

receipt of the translated article by the sending Party.

1.5.4       Quality Complaints and Product Recalls

Adverse Events associated with a quality complaint shall be communicated to the Pharmacovigilance Department of the Party receiving the case, according to that Party’s SOP, and exchanged according to this Pharmacovigilance Agreement. Product quality complaints and product recalls shall be handled according to a separate Quality Assurance Agreement.

1.5.5       Pharmacovigilance Database

GW Pharma shall be responsible for maintaining a single worldwide pharmacovigilance database of Product.

1.5.6       EU Qualified Person for Pharmacovigilance

GW will employ the EU Qualified Person for Pharmacovigilance (QPPV) and Deputy QPPV for the Product. Where a local national QPPV or any local regulatory special Pharmacovigilance representation is required a formal documentation of any delegated responsibilities will be made between both Parties when not covered by the Agreement.

7

1.5.7       Medical Information In Relation to Pharmacovigilance

For medical information, Novartis will follow the local regulations, their own Standard Operating Procedures (SOPs) and the Agreement requirements to manage any product related enquiries

•                  Novartis is responsible for responding to medical information enquiries from all sources (including any patient enquiries) and formulating suitable responses according to Novartis SOPs

•                  Novartis will provide these responses based upon the latest reference product information and GW’s list of standard questions and answers document.

•                  GW will provide Novartis with current and accurate responses approved by GW according to GW SOPs, to enquiries involving the use of Sativex where information enabling a response is not available within the current product information or GW’s list of standard questions and answers document. To maintain consistency in medical information routing, these replies will be escalated by Novartis within agreed timelines by both parties. In most cases (>90%), such requests to GW would be escalated by Novartis within 2 business days of receipt and GW will respond to the contact at Novartis as soon as possible but no later than 2 business days thereafter. For queries requiring immediate response, the expedited ad-hoc timeframe for response will be agreed between Novartis and GW, in most cases (>90%) within 24 hours. For queries requiring longer than 2 business days for GW to respond (<10%), a suitable timeframe for response will be agreed between Novartis and GW. Novartis will forward the final response to the enquirer.

•                  If needed, Novartis has the right to request from GW access to all relevant Sativex information (including unpublished data, internal data, or data on file) to assist in the preparation, review and approval of responses. In such cases, GW will aim to provide the data requested within 2 working days, or will agree with the requester the required timeframe. This may include but is not limited to contacting GW’s Pharmacovigilance Department (GWPVD) for specific tolerability or safety information to allow for the provision of a comprehensive response to an external enquiry. GW is responsible for providing the current and accurate information of the product in all cases.

•                  GW will ensure that the list of standard questions and answers document is updated periodically, at least once a year. For safety or regulatory related changes, GW will update the item(s) on the list and notify Novartis of the new information/changes without delay.

8

•                  If an AE/SAE or other safety issue is contained within a medical information enquiry this will be processed according to section 1.6.1 and Appendix 3.

1.5.8       PSURs/PADERs

1.5.8.1 PSUR

GW Pharma shall be responsible for preparing an international PSUR which may be adapted for submission to each regulatory authority in its territory in which GW Pharma is the MAH of Product and in accordance with the current ICH and applicable international guidelines. No later than 42 (forty-two) days after the data lock point a draft report shall be provided to Novartis for comments to be made within 5 (five) calendar days. No later than 5 (five) calendar days before the target submission date (Day 60 after data lock-point) a copy of the final PSUR shall be provided to Novartis. This may be used for submission by Novartis if needed. The periodicity of such PSURs shall be based upon the International Birth Date (IBD) for the Product and/or as requested by the Authorities. GW Pharma and Novartis will seek written authorisation from the regulator of their responsible territories to harmonise the PSUR/PADER reporting timelines with the IBD of Product as the Data Lock-Point. GW will also prepare PSUR addendum reports as needed by regulatory authorities and agreed with GW in advance by Novartis. Both parties will aim to keep the number of addendum reports to a minimum.

The PSUR will detail the risk-benefit situation with Product (dosage form and indication as required) in light of current information and with a historical review. Upon request in writing, each Party shall promptly provide the other with any relevant information required for the completion of PSURs (for example patient exposure estimates or sales figures, marketing authorisation status, information on targeted safety studies and MAH or Health Authority actions taken for safety reasons, national safety labeling deviations from the CDS). Such information should be requested before the data lock point for the PSUR (e.g. normally 60 days before submission due date).

The Party holding the Marketing Authorisation in a country shall be responsible for submitting PSURs and other periodic safety reports to the Regulatory Authority in that country according to the applicable laws, regulations and guidelines.

1.6          Safety Data Exchange

1.6.1       Method of Exchange

For individual case summary reports (ICSRs) on Product, each party agrees to provide the other party with a CIOMS I report form (as defined in Appendix 3). The CIOMS 1 Report form will reflect the source data comprehensively and accurately without interpretation of reported information. These will be transmitted via email, with facsimile or courier to be used only as a

9

contingency.

Source documents will be retained indefinitely by Novartis for all ICSRs. Source documents will be made available to GW upon request and in a reasonable timeframe.

All “Other Potential Safety Related Issues” and “Non-valid Reports” will also be subject to the same data exchange provision methods of exchange as described above. If it is not possible to present these types of safety data as a CIOMS I report form, the most applicable report format will be used.

Detailed information pertaining to the timelines for data exchange between the parties is described in Appendix 3.

1.6.2       Reconciliation of Reports

Quarterly, not later than thirty (30) days after the end of each calendar quarter, each party shall provide the other with a listing of all ICSRs exchanged and other potential safety related issues that were sent/received and entered into the global safety database, to enable each party to reconcile all reports received from the other party during the preceding calendar quarter, and to confirm that the safety data exchange process is functioning properly. Where discrepancies between the parties safety data are identified, each party agrees to inform the other party, to take reasonable steps to reconcile the data, and to take all reasonable actions to prevent reoccurrence.

If the number of ICSRs reported to Novartis monthly exceeds 100 cases, reconciliation frequency will be carried out monthly (thirty days after the end of the calendar month).

1.6.3       Dictionary

The MedDRA dictionary shall be used by both parties for coding all Safety Information that shall be exchanged in accordance with this PV Agreement. All regulatory reports should be coded using the latest version/preceding version of MedDRA current at the time that the report was received.

1.7          Signal Detection and Risk Management

GW Pharma shall primarily be responsible for signal detection, benefit-risk assessments and approve all risk minimisation activities of Product and Novartis shall additionally assist GW Pharma for such processes. GW Pharma will maintain safety surveillance activities for the Product globally. In the event that a potential or definite safety signal is identified, GW Pharma will respond appropriately and expediently, depending on the severity and significance of the signal.

The minimum requirements for signal detection shall include:

10

An ongoing review of single cases in the pharmacovigilance database) review and evaluation at a minimum of 3 time points in a year for detection of new or changing signals:

•                  aggregated case series in clinical trial and pharmacovigilance databases, , including cases with only reaction and product information

•                  scientific literature

•                  other safety sources as appropriate

GW Pharma is responsible for maintaining and the ownership of the Development Core Safety Information (DCSI) and the Company Core Safety Information (CCSI) for the Product. Any amendment to the CCSI would warrant changes to all labelling globally (unless expressly refused by a Regulatory Agency).

GW Pharma is responsible for maintaining an international Risk Management Plan (RMP) for Product (in accordance with ICH E2E). Where in consultation with regulatory authorities specific local risk minimisation plans (RiskMaps) are required within a GW Pharma or the Novartis Territories each party will notify the other to assess if the activity requires implementation in their respective territories. Both parties will collaborate to implement any RMP activities as required.

Assessment of such risk management processes will require review by all parties to ensure a consensus of opinion. In any disagreements the most conservative safety approach will be adopted.

The international RMP will detail all RiskMaps implemented by Territory.

GW Pharma will provide training and training materials to Novartis for the RMP initially following the signature of this agreement and upon any subsequent update to the RMP.

1.8          Updates to Core Safety Data Information and Product Label

Parties shall use a joint Company Core Safety Information (CCSI) prepared and maintained by the GW. This document shall be reviewed and updated regularly by GW and reviewed at least at the time of each PSUR and following detection of any new signals. Each Party may propose changes to the Company Core Safety Information, communicating these to the other Party, who shall provide feedback or comments within 5 calendar days. Any proposed changes shall be agreed upon prior to implementation. Where no agreement can be reached, the issue shall be escalated for resolution to the appropriate joint committee. Failing this, the Parties shall agree to adopt the most conservative approach from a safety perspective.

Each Party shall base the national labelling upon the CCSI as a minimum, each Party being independently responsible for the maintenance, amendments and updates of National Product

11

Information documents intended for Health Care Professionals, Regulatory Authorities and patients in their respective Territories. If any deviations are requested by the relevant Regulatory Authorities, such request should be communicated to the other Party. The Company response should be shared with the other Party and agreed upon prior to submission to the Regulatory Authorities. The outcome of the discussion with the Regulatory Authorities, including any deviation to the Company Core Safety Information should be communicated to the other Party.

GW Pharma shall inform Novartis of any change in its CCSI and CCDS including any new findings from any source which may affect the safety profile of the Product, or any regulatory instructions. For serious and significant safety issues, these will be communicated immediately upon identification and the CCDS document must be updated and provided to Novartis within 10 calendar days from issuance of the revised CCSI. For non-serious significant safety issues, the CCDS must be updated and notified to Novartis within 25 calendar days from issuance of the revised CCSI .

Novartis must inform GW Pharma of the amendment to the labels used in Novartis Territories as a result of the CCSI change. Each Party shall ensure that safety information provided on external websites it sponsors is maintained current at all times.

For clinical studies sponsored by Novartis, whenever possible, an Investigator’s Brochure with a common core safety information section obtained from GW will be used.

1.9          Requests from Regulatory Authorities

Requests to address an issue regarding the safety of Product received from a regulatory authority shall be exchanged between the parties.

Each party agrees to keep the other party informed, commencing immediately of notification of any action by, or notification or other information which it receives (directly or indirectly) from any Regulatory Authority, which: (a) raises any material concerns regarding the safety or efficacy of Product; (b) which indicates or suggests a potential material liability for either party to third parties arising in connection with Product; or (c) which is reasonably, likely to lead to a recall of Product, including in all cases, but not limited to:

•                  regulatory Authority inspections of manufacturing, distribution or other related facilities, in which Product is manufactured, stored or otherwise present;

•                  receipt of a warning letter from any Regulatory Authority relating to Product; or

•                  initiation of any Regulatory Authority investigations, detention, seizure or injunction

12

concerning Product.

GW Pharma shall prepare the response for queries originating from its GW Pharma Territory. Novartis shall prepare the response for queries originating from the Novartis Territory. Prior to submission to a regulatory authority, the party shall send a draft copy of its proposed response to the other party for review and comments within an agreed timeframe.

If requested to do so, GW shall assist Novartis to respond to questions or requests for information by Regulatory Authorities by promptly providing data from the global safety database.

Each Party shall copy to the other all significant Regulatory Authority communications regarding safety information for the Product.

1.10        Audits

Each party reserves the right, with reasonable advance notice and agreed upon audit plan/scope, to conduct audits of the other party’s pharmacovigilance procedures in order to evaluate compliance with provisions outlined in this PV Agreement. Reasonable notice will constitute at least 6 weeks of notice to be provided before the requested audit date. An audit will not be conducted more than once a year unless serious compliance issues have been identified in previous audits or major changes in business practice (safety) have occurred within the organisation. Questionnaires may be used when deemed appropriate in advance of, or in replacement of, a scheduled audit.

Each party, and its employees and representatives, shall cooperate with any such activities and shall ensure timely access to requested facilities and documentation. Any audit findings that may affect the other party will be mutually shared.

Any audit request shall be addressed in writing to the Head of Global Pharmacovigilance, Pharmacovigilance Department, as noted Part II, Section 1.1 of this PV Agreement.

1.11        Dispute Resolution

In the case of a dispute, every effort should be made to resolve the issues and take the most conservative approach, however, if resolution cannot be reached between the two parties then the dispute should be referred to the Joint Steering Committee (as defined in the Master Agreement) as it necessitates.

1.12        Confidentiality

Each party agrees that all information provided by the other party will be regarded as proprietary and confidential. Safety information may be passed to third parties (Regulatory Authorities and

13

health professionals) when deemed appropriate. Patient confidentiality will always be maintained.

1.13        Business Continuity

Each party shall adhere to a strict business continuity in particular in case of incidents such as pandemia which may influence the personnel capacity as well as key business processes. Both parties shall use their best efforts to prevent any disruption or discontinuity of reporting and notification duties according to this agreement. The parties shall implement a business continuity plan which maximises the compliance with all applicable regulatory and contractual provisions, including if necessary an adequate prioritisation process which considers the seriousness of the reportable adverse events and provision of information required to write a PSUR or ASR/DSUR, if scheduled.

1.14        Critical Issues

Any Safety related issue deemed to be of a critical nature by either party will instigate an immediate meeting of members of the Critical Issue Management Team (Appendix 5).

Part 2.         Execution of Agreement

This PV Agreement shall come into force and effect as of the PV Agreement Date of last signature and shall remain in force for 6 months beyond the term of the Master Agreement for as long as it applies in any country of the Novartis Territory. Any provision of this PV Agreement or the Master Agreement which is expressly indicated to survive termination or expiration shall continue to be binding on the parties.

2.1          Amendments to Agreement

Amendments to the Pharmacovigilance Agreement are by mutual consent and should be undertaken immediately when either party is aware of any change in national or international safety reporting requirements which impacts upon the language and content of this document, including any changes in business practice which may cause revision to timelines as specified in the agreement.

Other amendments to personnel contact details should also be changed immediately. It is the responsibility of the respective parties to inform each other of any personnel or reporting details within one business day so that the appropriate contacts can be amended.

Any amendment to this PV Agreement shall be made in writing, signed by both parties and clearly indicate that the parties intended to vary the terms hereof. This PV Agreement shall be reviewed when either party identifies the potential need to revise/modify this PV Agreement or

14

at least once every two years and each party shall provide the other party with any proposed revisions to this PV Agreement including its appendices. This PV Agreement is version controlled and any changes or renewal of the agreement will warrant change in the version number.

2.1.1       Notices

Except as may be otherwise provided in this PV Agreement, any notice, consent or other communication required or permitted to be given under or in connection with this PV Agreement shall be deemed to have been sufficiently given if in writing and personally delivered by messenger or sent by internationally recognised express courier service, prepaid, to the party for which such notice is intended, at the address set forth for such party below:

(a) ***	(b) ***
***	***

***	***

***	***
***	***
***	***
***	***
***	***
***	***
***	***

or to such other address for such party as it shall have specified by like notice to the other party, provided that notices of a change of address shall be effective only upon receipt thereof. If sent by messenger or express courier service, the date of receipt (in the case of personal delivery) shall be deemed to be the date on which such notice or other communication has been given.

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

15

Part 3.         Appendices

This PV Agreement includes appendices that are all hereby incorporated herein and made a part of this PV Agreement by this reference. The appendices are listed below:

Appendix 1:                  Definition of Terms

Appendix 2:                  Causality Definitions Used by Novartis for Product

Appendix 2A:               Causality Definitions Used by GW Pharma

Appendix 3:                  Method of Safety Data Exchange

Appendix 4:                  Routine Pharmacovigilance Contact List for Data Exchange and Queries

16

Part 4.         Signatories

These procedures for the exchange of pharmacovigilance data between GW Pharma and Novartis regarding Product have been agreed to and adopted by both parties.

IN WITNESS WHEREOF, the parties have executed this PV Agreement by their duly authorised representatives as the date first written above.

	NOVARTIS PHARMA AG			GW PHARMA LTD.

By	/s/ Philippe Close		By	/s/ Stephen Wright
	Philippe Close Chief Safety Officer and EU-QPPV, Drug Safety and Epidemiology Novartis Pharma AG			Stephen Wright Research and Development Director, EU Pharmacovigilance Qualified Person

	Date:	16th February 2012		Date:	28th FEB 2012

NOVARTIS PHARMA AG. GW PHARMA LTD.

By	/s/ (Dr. DJ Lewis)
Gervais Tougas Global Head Drug Safety and Epidemiology, Novartis Pharma AG

	Date:	16th February 2012

17

Appendix 1.          Definition of Terms

The definitions of the following terms are based on CIOMS working groups IV-VII, ICH E6(R1), ICH-E2A, ICH-E2D and Volume 9A (Revision September 2008)

1.              “ADR” shall mean Adverse Drug Reaction. In the pre-approval clinical experience with a new medicinal product or its new usages, particularly as the therapeutic usages, particularly as the therapeutic dose(s) may not be established: all noxious and unintended responses to a medicinal product related to any dose should be considered adverse drug reactions. For authorised products, adverse drug reactions, as established by regional regulations, guidance, and practices, concern noxious and unintended responses to a medicinal product. All adverse reactions, in contrast to an adverse event, are characterized by the fact that a causal relationship between the medicinal product and the occurrence is at least suspected. Adverse reactions also include clinical consequences associated with the use of the product outside the terms of the SPC. For regulatory reporting purposes, if an event is spontaneously reported, even if the relationship is unknown or unstated, it meets the definition of an adverse drug reaction.

2.              “AE” shall mean Adverse Event, any untoward medicinal occurrence in a patient or clinical investigation subject administered a pharmaceutical product and which does not necessarily have to have a causal relationship with this treatment. An adverse event (AE) can therefore be any unfavorable and unintended sign (including an abnormal laboratory finding, for example), symptom, or disease temporally associated with the use of a medicinal product, whether or not considered related to the medicinal product.

3.              “Abuse” shall mean persistent or sporadic, intentional excessive use of medicinal products which is accompanied by harmful or psychological effects.

4.              “Affiliate” shall have the meaning assigned to it in the “Master Agreement”.

5.              “ASR/DSUR” shall mean Annual Safety Report/Development Safety Update Report, a document containing a global evaluation on safety of the IMP and its impact to the subject’s safety which is required annually by the CAs and lead ECs in EU.

6.              “Benefit-risk balance” Shall mean an evaluation of the overall therapeutic effects of the medicinal product in relation to the risks (any risk relating to the quality, safety and efficacy of the product as regards patients or public health).

7.              “CA” shall mean Competent Authority(ies).

18

8.              “CCDS” shall mean Company Core Data Sheet, a document prepared by GW Pharma. This document is a summary of the key characteristics of the product. It includes, in addition to pharmacovigilance data relating to the product globally, information on indications, dose, pharmacology, and other characteristics. The CCDS is not intended to incorporate all National variations in safety data, but all local SPCs should contain the CCDS.

9.              “CCSI” shall mean Company Core Safety Information, all relevant safety information contained in the CCDS prepared by the global safety database holder (GW Pharma) and which the MAH requires to be included in the SPC/label text in all countries where the medicinal product is authorised, except when the local CA/RA specifically requires a modification. It is the reference information by which listedness and unlistedness are determined for the purpose of periodic reporting for authorised MPs, but not by which expectedness and unexpectedness are determined for expedited reporting.

10.       “CIOMS” shall mean the Council for International Organisations of Medical Sciences.

11.       “CIOMS I Form” shall mean a report form recommended by CIOMS I guidelines to be used for communicating an individual case safety report to RAs, ECs, etc. Many RAs also have local report forms. It is commonly used for non-electronic reporting in international studies and spontaneous reporting.

12.       “Company Receipt Date” shall mean the first date when an employee of Novartis, of GW Pharma, or of a CRO, providing services to these first becomes aware of a Safety Report. Receipt date according to ICH E2D = Day 0 (see below).

13.       “Consumer” shall mean a person who is not a health care professional including patient, lawyer, friend or relative/parents/children of a patient.

14.       “Critical Issue” Any significant potential or identified safety matter related to Product which is an urgent safety issue; a quality related problem; or an issue of public relations.

15.       “CRO”shall mean Contract Research Organisation.

16.       “Data Lock-Point (cut-off date)” shall mean the date designated as the cut-off date for the data to be included in a periodic safety document such as PSUR, PADER or ASR/DSUR.

17.       “Day 0” shall mean the day when any personnel of GW Pharma, Novartis, their affiliate, their partner company or CRO providing services to them first receives a case report.

18.       “EC” shall mean Ethics Committee.

19

19.       “EU” shall mean European Union.

20.       “E2A” is the ICH guideline on Clinical Safety Data Management: Definitions and Standards for Expedited Reporting of adverse drug reactions in the investigational phase of drug development.

21.       “E2B(R2)” is a revision of the ICH guideline on clinical safety data management: data elements for transmission of individual case safety reports (ICSR(s)).

22.       “E2C(R1)” is the tripartite harmonised ICH guideline on the format and content of safety updates, which need to be provided at intervals to regulatory authorities after products have been marketed. E2C(R1) means the addendum to E2C on Periodic Safety Update Reports for marketed drugs (PSURs), and is always used in conjunction with E2C.

23.       “E2D” is the tripartite harmonised ICH guideline on a standardised procedure for Post-Approval Safety Data Management: Definitions and Standards for Expedited Reporting to relevant authority. The definitions of the terms and concept specific to post-approval phase are also provided. E2A definitions in clinical safety data management was maintained in this document as post-approval safety data management, such as seriousness definition.

24.       “E2E” is the ICH guideline on Pharmacovigilance Planning

25.       “Volume 9A” is the rules governing medicinal products in the European Union. Guidelines on pharmacovigilance for medicinal products for human use

26.       “FDA” shall mean the United States Food and Drug Administration.

27.       “Global Pharmacovigilance Database” shall mean a worldwide, comprehensive, validated safety data management system owned by GW Pharma, based on a specific software providing defined functionalities with remote, controlled (restricted) access for entering, maintaining, processing, sorting, storing and retrieving the data, with an audit-trail.

28.       “GW Pharma Territory” shall mean countries other than “Territory” set forth in the “Master Agreement”.

29.       “Health Care Professional” would be described as a medically qualified doctor, dentist, pharmacist, nurse, radiographer or coroner.

Although the emphasis is for medically qualified reports to be sought, where products reports from patients, relatives, lawyers, the media and Internet need to be collected and sent according to the minimum criteria for reporting where the reporter is a non-health care professional.

30.       “IB” shall mean Investigator’s Brochure.

20

31.       “ICH” shall mean International Conference on Harmonisation (of Technical Requirements for Registration of Pharmaceuticals for Human Use).

32.       “IMP” shall mean Investigational Medicinal Product.

33.       “International Birth Date (IBD)” shall mean the date of the first marketing authorisation for an MP granted to the MAH in any country in the world. For Product this is the 15 April 2005 (Canada).

34.       “Lack of Efficacy” An effect which is less than the expected action of the Product as determined in clinical studies.

35.       “Listed ADR” shall mean an adverse reaction whose nature, severity, specificity and outcome are consistent with the information in the CCSI.

36.       “MAH” shall mean a Marketing Authorisation Holder.

37.       “Master Agreement” shall mean the Development and License Agreement made and entered into as of 08 April 2011 between GW Pharma and Novartis.

38.       “MedDRA” shall mean Medical Dictionary for Regulatory Activities. This is a coding system for medical data that is intended for international adoption. It is designed to support the classification, retrieval, presentation and communication of medical information throughout the medical product regulatory/life cycle.

39.       “Medicinal Product (MP)” shall mean any substance or combination of substances presented as having properties for treating or preventing disease in human beings.

40.       “Non-Interventional Study” shall mean post-authorised non-interventional clinical investigations in humans where the assignment of a subject to a therapeutic strategy is not decided in advance by a protocol and the medicinal product is prescribed in the usual manner in accordance with the terms of the marketing authorisation.

41.       “Non-Serious Adverse Event” shall mean an event that does not meet the definition of a serious defined in the ICHE2A and ICH E2D guidelines, and relevant local regulatory requirements.

42.      “Other Potential Safety Related Issues” & “Non-valid Reports

•                  All spontaneously reported AEs/ADRs associated with Product (including approved, unapproved indications, drug-drug interactions, pregnancy and any cases of overdose/abuse/misuse or lack of efficacy).

•                  All information required for the compilation of Periodic Safety Update Reports (PSURs) including pregnancy data (accidental exposure) irrespective of any reported foetal

21

abnormalities.

•                  Scientific literature reports, consumer reports, post-marketing studies, clinical study data as produced.

•              All other information as produced by or required by Regulatory Authorities worldwide. This includes any active surveillance responsibilities as may be required by any regulatory agency on a case-by-case basis (e.g. target safety monitoring in hospitals and health facilities).

•                  Abuse (use for non-clinical reasons) with or without an AE.

•                  Withdrawal symptoms

•                  Inadvertent or accidental exposure, with or without an AE.

•                  An unexpected therapeutic or clinical benefit from use of Product.

•                  A case involving exposure during pregnancy or lactation Product (paternal/maternal).

•                  Overdose, with or without an AE. The overdose can be deliberate or accidental in order to be reported.

•                  Medication errors with or without an AE.

•                  Lack of efficacy reports.

•                  Cases with at least product and reaction information.

•                  Events related to Product Technical Complaints.

•                  AEs deemed at any time to be of special interest.

•                  Any transmission of infectious disease via medication

•                  A Non-valid report is any case that has and adverse event and Product

43.       “Novartis Territory” shall mean territory set forth in the “Master Agreement” as “Territory”.  These territories are as follows:

Australia, Fiji, New Zealand.

Part A -Africa Region: Algeria, Angola, Benin, Botswana, Burkina Faso, Burundi, Cameroon, Cape Verde, Central African Republic, Chad, Comoros, Congo, Democratic Republic Of The Congo, Republic Of The Cote D’lvoire, Djibouti, Egypt, Equatorial Guinea, Eritrea, Ethiopia, Gabon, Gambia, The Ghana, Guinea, Guinea-Bissau, Kenya, Lesotho,

22

Liberia, Libya, Madagascar, Malawi, Mali, Mauritania, Mauritius, Mayottte, Morocco, Mozambique, Namibia, Niger , Nigeria, Rwanda, Saint Helena, Ascension & Tristan Da Cunha, Sao Tome & Principe, Senegal, Seychelles, Sierra Leone, Somalia, South Africa, Sudan, Swaziland, Tanzania, Togo, Tunisia, Uganda, Western Sahara, Zambia, Zimbabwe.

Part B -Asia Region: Afghanistan, Bangladesh, Bhutan, British Indian Ocean Territory, Brunei, Burma, Cambodia, India, Indonesia, Korea, North Korea, South Laos, Malaysia, Maldives, Nepal, Pakistan, Papua New Guinea, Paracel Islands, Philippines, Singapore, Spratly Islands, Sri Lanka, Taiwan, Thailand, Timor-Leste, Vietnam.

Part C -Middle East Region: Armenia, Azerbaijan, Bahrain, Belarus, Georgia, Kazakhstan, Kryrgyzstan, Iran, Iraq, Jordan, Kuwait, Lebanon, Oman, Mongolia, Qatar, Saudi Arabia, Syria, Tajikistan, United Arab Emirates, Turkmenistan, Uzbekistan, Yemen.

44.       “Overdose” Overdose is defined as a dose higher than that prescribed by a healthcare professional for clinical reasons, or higher than the maximum dosage stated in the prescribing information for the local data sheet.

45.       “PADER” shall mean Periodic Adverse Drug Experience Report.

46.       “PI” shall mean Package Insert.

47.       “Product” shall mean Sativex®, a human pharmaceutical product developed by GW Pharma, containing delta-9-tetrahydrocannabinol 27mg/m1 (from Tetranabinex® -Cannabis sativa L. extract) and cannabidiol 25mg/m1 (from Nabidiolex® - Cannabis sativa L. extract)

48.       “PSUR” shall mean the Periodic Safety Update Report, a document required by the RAs summarising safety information on an authorised MP collected during a defined period of time, plus certain accumulated safety information, and written according to the ICH E2C(R1) guidelines.

49.       “PV Agreement” shall mean this Pharmacovigilance Agreement as amended under version control by the parties.

50.       “RA” shall mean Regulatory Authority.

51.       “Relationship to Drug” shall mean that a relationship to the medicinal product exists for an AE if there is a reasonable possibility that the AE may have been caused by the product.

52.       “Reportable Adverse Reactions - Minimum Information”

A reportable adverse drug reaction (ADR) requires following minimum information:

a)             an identifiable reporter -

An identifiable reporter is a healthcare professional i.e. a physician, dentist, pharmacist,

23

nurse, coroner, or a consumer including a patient, lawyer, friend or relative/parents/children of a patient, who can be identified by either name or initials, or address or qualification. ).

b)             an identifiable patient - The patient can be identified by initials or patient number, age, date of birth or sex. The information shall be as complete as possible.

c)              a suspect (I)MP

d)             At least one adverse reaction

53.       “RSI” shall mean Reference Safety Information

54.       “Safety Information” shall have the meaning assigned as per definition no. 43.

55.       “SAE/SADR” shall mean Serious Adverse Event/Serious Adverse Drug Reaction, an adverse drug experience/event/reaction occurring at any dose which

a)             results in death,

b)             is life-threatening,

*Life-threatening refers to an event in which the patient was at risk of death at the time of the event; it does not refer to an event that hypothetically might have caused death if more severe.

c)              requires inpatient hospitalisation or prolongation of existing hospitalisation;

d)             results in persistent or significant disability/incapacity;

e)              is a congenital anomaly/birth defect;

f)               an important medical event (defined as a medical event(s) that may not be immediately life-threatening or result in death or hospitalisation but, based on appropriate medical and scientific judgment, may jeopardise the patient/subject or may require intervention (e.g.. medical and/or surgical) to prevent one of the other outcomes listed in the definition above.) Examples of such include, but are not limited to, intensive treatment in an emergency room or at home for allergic bronchospasm; blood dyscrasias; or convulsions that do not result in hospitalisation, or development of drug dependency or drug abuse. Any suspected transmission via a medicinal product of an infectious agent is also considered a serious adverse reaction. A common Medically Important List will be adopted by both companies for medical events which should be considered as serious.

56.       “Signal” shall mean a report or reports of an event with an unknown causal relationship to treatment that is recognised as worthy of further exploration and continued surveillance. Typically a signal is a previously unidentified ADR or Drug Interaction not previously mentioned in the CCDS, SPC, which has potential safety implications. Signals will be

24

observed against known risk benefit to determine if the new ADR influences existing receptions of the risk benefit.

57.       “Solicited reports” shall mean safety reports from post-marketing organised data collection systems including non-interventional studies, post-authorisation named patient use programs, other patient support and disease management programs, surveys of patients or healthcare providers, collection of information on efficacy or patient compliance. Such solicited reports shall be handled in accordance with spontaneous reporting timelines and processes.

58.       “SOP” shall mean Standard Operating Procedure.

59.       “SPC” shall mean Summary of Product Characteristics, the locally approved product information and the reference document against which expectedness is assessed for expedited reporting.

60.       “Sponsor” in accordance with ICH E6(R1) and Volume 9A, is an individual, company, institution (or organisation) which takes responsibility for the initiation, management and/or financing of a clinical study.

61.       “SUSAR” shall mean Suspected Unexpected Serious Adverse Reaction.

62.       “Study” shall mean all clinical investigations in humans at the pre-authorisation stage in which the assignment of the subject to a particular therapeutic strategy is decided in advance by a protocol as a requirement of the applicable regulation. At the post-authorisation stage, clinical investigations in humans where the assignment of the subject to a particular therapeutic strategy is decided in advance by a protocol are interventional and shall be regarded as studies.

63.       “Unexpected Adverse Event / Adverse Drug Reaction” shall mean an AE/ADR the nature, severity, or outcome of which is not consistent with the information in the reference safety information (e.g. current IB or SPC, PI or the approved labeling of the (I)MP).

64.       “Unlisted Adverse Drug Reaction” shall mean a suspected ADR that is not specifically included as an ADR in the CCSI. This includes ADRs for which the nature, severity, specificity or outcome is not consistent with the information in the CCSI. It also includes class-related reactions which are mentioned in the CCSI, but which are not specifically described as occurring with the (I)MP.

25

Appendix 2.          Causality Definitions Used by Novartis for Product

Related (Suspected)	All events with a reporter causality of related to Product. All cases will be treated as related for processing where causality is missing.*

Not Related	All events with a reporter causality that explicitly states no causal relationship to Product. Novartis also map unlikely to “Not suspected”

(Not suspected)

*Note: In the GW Global Pharmacovigilance Database, classification of “Related” and “Unrelated” are used for causality assessment. Causality assessment of “certain”, “probable”, “possible”, and “unlikely” by a reporter is mapped to “Related”.

26

Appendix 2A        Causality Definitions Used by GW Pharma for Product

In the commercial / spontaneous situation all reports received are regarded as product related unless specifically stated otherwise. GW Pharma still reserves the right to upgrade the causality to related, but not downgrade the causality from related to not related.

For clinical studies, the Investigator should provide a causality assessment; if a causality assessment is missing then the assumed causality will be related. GW Pharma still reserves the right to upgrade the causality to related, but not downgrade the causality from related to not related. Only the terms of “Related” and “Not Related” are used to describe causality, applicable to both commercial/spontaneous and Clinical Study events.

27

Appendix 3.          Method of Safety Data Exchange

On signing of this PV Agreement, GW will provide all prospective product SUSARs and spontaneous SADRS (as per sections 1.3, 1.4, 1.6 and 2.2) to Novartis via secure e-mail. Where either party undertakes investigational studies (Phases I, II, III and IV) for Product and becomes the sponsor for a study, or upon the submission of the first Marketing Authorisation Application (MAA) for Product in the Novartis Territory, commencing from the date of the sponsored study approval/ MAA submission, GW and Novartis will provide the prospective safety information to the other party as specified in sections 1 and 2 of this Appendix 3 respectively. Any information originating from Investigator Initiated studies will also be forwarded to GW by Novartis.

Each party shall evaluate the Safety Information reported in their respective territories from clinical studies (sponsored either by company or investigator initiated) or from commercial/spontaneous use as per existing company standard operating procedures in their respective territories. Expedited exchange between the parties shall apply only to Safety Information as defined below, unless otherwise requested by a regulatory authority.

If necessary, discussion between both parties shall be conducted within the defined timelines regarding case specific issues and a final consensus reached on individual case reports shall be confirmed via email. In the event of a discrepancy in the assessment of the reportability of a SUSAR or SADR, the more conservative approach should be taken and the case shall be reported in the Territories of both parties as needed. Each company reserves the right to follow their own SOPs for reportability assessment and submission to competent authorities.

Novartis will be responsible for collecting follow up information to any ICSRs originating in their territory and will make all reasonable attempts to do so. If additional information is outstanding follow-up will be performed for all reports for a minimum of two attempts or until acceptable resolution is reached. GW Pharma will also request follow up information as required through Novartis. Novartis will be responsible for obtaining the follow-up information from the reporting sources as requested by GW Pharma for cases originating in their Territory. GW Pharmacovigilance will then assess the case including a full medical review and further attempts for obtaining follow-up information may be required or the case may be closed as relevant. GW will contact Novartis for follow-up to any pregnancies as required.

Follow up information is intended to provide an accurate and comprehensive description of the safety information. Any changes relating to the patient details should also be collected where relevant. Follow up information should also include critical data as presented in medical records (outcome, laboratory data, autopsy report, discharge summaries).  Other important information concerning concomitant medications, indication for use of suspect drug, relevant medical history, risk factors should all be obtained.

28

1.0          Clinical Studies

When in any clinical study using Product that it sponsors, either party receives a report of an SAE and if the details obtained for that SAE meets the minimum information (an identifiable patient, a suspect medicinal product, an identifiable reporting source, and at least one event or outcome that can be identified as serious), the party shall report the SAE to the other party as defined below in sections 1.1 to 1.6. This will consist a copy of a CIOMS I report farm as a PDF and if possible an xml file format electronic export of the case that is E2B compliant by secure electronic mail and using passwords. Day 0 being the day of obtaining the required minimum information SAE data.

1.1       Upon receipt of the initial/follow-up SAE in relation to Product, the party concerned shall report the event to the other party using the process and timelines stipulated in the following subsections.

1.2       An AE from clinical studies that is consistent with the definition of an SAE and occurs within the time period defined in the study protocol from the administration of the last dose of Product shall also be considered an SAE. Any AE that is consistent with the definition of an SAE and occurs outside the defined time period after the last dose of Product if associated with drug toxicity of Product shall also be considered an SAE.

1.3       Life-threatening / fatal SAEs from clinical studies that are causally related to Product or have a missing causality assessment shall be sent to the other party within 4 calendar days of Company Receipt Date , including as a minimum the CIOMS I Report Form. Any follow-up information pertaining to a life-threatening or fatal SUSAR case that does not change the seriousness status of report shall be sent as per section 1.4.

1.4       All SAEs other than life-threatening/fatal cases that are causally related to Product or have a missing causality assessment shall be sent to the other party within 8 calendar days of Company Receipt Date. All other SAEs that are not causally related to Product shall be sent to GW Pharma from Novartis within 30 calendar days of Company Receipt Date.

1.5       Each party shall promptly review all information concerning other potential safety related issues, including any potential signals that it has obtained or otherwise received from any clinical source. Hence, each party shall communicate to the other party within 8 calendar days of the reporting party’s receipt, such Safety Information which is likely to be important in the assessment of safety. If necessary, discussion between both parties shall be performed within required regulatory timelines, and a final consensus reached on individual cases shall be confirmed via email.

1.6       Novartis shall report any pregnancy cases, including partners of patients who become pregnant, to GW with 30 calendar days of the Company Receipt Date.

29

1.7       Each party is obliged prospectively to instruct investigators involved in company-sponsored clinical studies using Product to immediately report SAEs to the party either directly or as arranged with CRO. This instruction shall be a part of the contractual agreement between the sponsoring party and the investigator or CRO conducting the clinical studies.

2.0          Commercial Use I Spontaneous ICSRs

On and after the PV Agreement Date, when either party receives a report of an AE/ADR with the commercial/spontaneous use of Product (including any from non-interventional post authorisation safety studies), such party shall report the AE/ADR to the other party using the same method of transfer as described in Section 1 above and in accordance with the following:

2.1       Upon receipt of the initial/follow-up ADR which meets the minimum information to be considered as reportable for a case, the party concerned shall report the event to the other party.

2.2       Any fatal or life threatening report of a serious ADR shall be sent to the other party within 4 calendar days of Company Receipt Date. To the degree that it is feasible, the parties shall make efforts to obtain follow-up information and transmit it to the other party in the same time frame

2.3       Any other non-fatal or life threatening or follow-up to such reports of a serious ADR shall be sent to the other party within 8 calendar days of Company Receipt Date. To the degree that it is feasible, the parties shall make efforts to obtain follow-up information and transmit it to the other party in the same time frame.

2.4       Novartis shall send to GW all serious adverse events that are not deemed by the reporter to be causally related within 8 calendar days of company receipt.

2.5       For any report that is judged to be non-serious (regardless of causal relationship), Novartis shall send to GW Pharma within 30 calendar days of Company Receipt Date, the non-serious ICSRs. GW shall provide to Novartis a line listing of all non-serious ADRs from the Global safety database upon request.

2.6       Each party shall promptly review all information concerning other potential safety related issues, including any potential signals that it has obtained or otherwise received from any commercial and spontaneous sources. Hence, each party shall communicate to the other party within 8 calendar days of the reporting party’s receipt, such information which is likely to be important in the assessment of safety. Discussion between both parties shall be performed within required regulatory timelines, and a final consensus reached on individual cases shall be confirmed via email.

30

2.7               Literature Reports

Each party shall handle literature reports in a manner similar to that described for reports of SADRs and non-serious ADRs from commercial/spontaneous use. Reportable cases from a literature survey in a Novartis Territory shall be sent with a citation and summary in English via electronic mail in PDF format. Likewise GW Pharma shall send to Novartis literature articles from reportable cases via electronic mail in PDF format with a citation and summary in English, if the original literature is written in other than English. The Company Receipt date will be the date of receipt of the article/citation, and translations will be classed as follow-up information.

3.0          Safety Related Critical Issues

Any safety related issues deemed to be of a critical nature and falling outside of routine pharmacovigilance will be communicated to the other party without undue delay. All critical issues will be notified to the Joint Steering Committee (JSC) as per the Master Agreement. The Head of the Pharmacovigilance Department from each party will be notified at the same time as the JSC, unless they are already members of the JSC.

31

Appendix 4.          Routine Pharmacovigilance Contact List for Data Exchange and Queries

NOVARTIS SAFETY CONTACTS:	GW SAFETY CONTACTS:
(a) ***: ***	(b) ***: ***

***	*** ***

*** *** ***	*** *** *** ***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

32

GW Pharma Ltd Pharmacovigilance	Department Address	Fax Number	Tel No	e-mail
***	*** *** *** *** *** ***	***	***	***
***	*** *** *** ***	***	***	***
***	***	***	***	***
***: *** ***: ***	*** *** *** *** ***			***: *** ***: ***
***	***	***	***	***
***	*** ***		*** ***	***: *** ***
***	*** *** *** *** ***		***	***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

33

***	*** *** *** *** ***	***	***
***	*** *** *** *** *** *** *** *** *** ***	*** ***	***
***	*** *** *** *** *** *** *** *** *** *** ***	*** ***	***. ***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

34

***	*** *** *** *** *** *** ***		***	***
***	***			***: ***
***	*** *** *** *** ***	***	*** ***	***
***	***	***	***	***
***: ***	*** *** *** ***		***	***
***: ***	*** *** *** ***		***	***
***: ***	*** *** *** *** ***		***	***

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

35

EXHIBIT B

Agreed form QA Agreement

QUALITY AGREEMENT

ON MANUFACTURING, PACKAGING AND TESTING

between

Novartis Pharma AG

Lichtstrasse 35, 4056 Basel, Switzerland

and

GW Pharma Ltd

Porton Down Science Park

Salisbury

Wiltshire SP4 0JQ, United Kingdom

1

TABLE OF CONTENTS

1.	SUBCONTRACTORS GENERAL INFORMATION		5
	1.1.	Introduction	5
	1.2.	Scope of the Quality Agreement	5
	1.3.	Structure of the Quality Agreement	5
	1.4.	Amendment of the Quality Agreement	6

2.	QUALITY RESPONSIBILITY		6
	2.1.	Prevalence	6
	2.2.	Execution of responsibilities	6
	2.3.	Communication and Methods of Contact	6

3.	DIRECTIVES		6
	3.1.	General	6

4.	GENERAL QUALITY SYSTEMS		8
	4.1.	Qualification and Validation (Including Computer Systems)	8
	4.2.	Subcontracting	8
	4.3.	Data Integrity	8
	4.4.	Deviations, Corrective and Preventive Action Systems	9
	4.5.	Deviating Products	10
	4.6.	Waste	10
	4.7.	Counterfeiting	10
	4.8.	Complaints	10
	4.9.	Pharmacovigilance	11
	4.10.	Recalls	11
	4.11.	Influence on Quality by “Critical compounds”	12
	4.12.	Veterinary Products	12
	4.13.	Product Quality Review	12

5.	CHANGE CONTROL		12
	5.1.	General	12
	5.2.	GW’s proposed Major Changes	13
	5.3.	GW’s proposed Minor Changes	14
	5.4.	NOVARTIS proposed Changes	14

6.	STARTING MATERIAL		14
	6.1.	General Principles	14
	6.2.	Supplier Questionnaires	15
	6.3.	Supplier Audit	15
	6.4.	Procurement of Active Pharmaceutical Ingredient	15
	6.5.	Procurement of Non-Active Raw Starting Material	16
	6.6.	Starting Material Receipt, Testing Control, and Release	16
	6.7.	Storage	16
	6.8.	Measures Ensuring Supply Chain Integrity	17
	6.9.	Transport from Suppliers to GW	17

2

7.	PRODUCT MANUFACTURING		17
	7.1.	General Principals	17
	7.2.	Manufacturing, Packaging, Testing Documents and Specifications	18
	7.3.	Batch Manufacturing and Packaging Records	18
	7.4.	Sampling Plans	18
	7.5.	Reprocessing	18
	7.6.	Batch Certification	19
	7.7.	Warehousing	19

8.	QUALITY CONTROL (QC)		19
	8.1.	Quality Control Testing and Approval	19
	8.2.	Reference Standards	19
	8.3.	Out of Specification (OOS) Quality Control Testing Results	20

9.	ARTWORK		20
	9.1.	General	20

10.	RETENTION OF SAMPLES AND DOCUMENTATION		20
	10.1.	General	20

11.	RELEASE OF THE PRODUCT		22
	11.1.	Release for Shipment — “Technical Release” — Pre-requisites	22
	11.2.	Shipment under Quarantine	22
	11.3.	Release to the Market	22

12.	STORAGE		23
	12.1.	Storage and Packaging for Dispatch	23

13.	TRANSPORT IS PERFORMED BY NOVARTIS		23
	13.1.	Pick-up and Transport of Product from GW is performed by NOVARTIS	23
	13.2.	Air Freight	23
	13.3.	Road Freight	23

14.	PRODUCT RECEIPT BY NOVARTIS		24
	14.1.	General	24

15.	STABILITY TESTING		24
	15.1.	General	24

16.	COMPLIANCE AUDITS AND INSPECTIONS		24
	16.1.	Audits	24
	16.2.	Health Authority Inspections	25

17.	TERM AND EXPIRATION OF THE QA AGREEMENT		25

18.	DEFINITIONS		26

19.	SURVIVAL		26

20.	SIGNATURES		26

3

TABLE OF ANNEXES

ANNEX A: Contact Details

ANNEX B: Manufacturing and Testing Documents

ANNEX C: FUST and Samples Programmes

ANNEX D: Table of Responsibilities

ANNEX E: List of Approved Sub-Contractors

ANNEX F: History of Changes

4

1.                                      SUBCONTRACTORS GENERAL INFORMATION

1.1.                            Introduction

1.1.1.                  Novartis Pharma AG is a company incorporated under the laws of Switzerland and having its registered office at Lichtstrasse 35, 4056 Basel, Switzerland (hereinafter “NOVARTIS”).  NOVARTIS is an Affiliate of the Novartis Group of Companies (hereinafter “Novartis Group”) which is engaged in the manufacture, marketing and sales of pharmaceutical products and is the Contract Giver.

1.1.2.                  GW Pharma Ltd is a company incorporated under the laws of United Kingdom and having its registered office at Porton Down Science Park, Salisbury, Wiltshire SP4 0JQ, (hereinafter “GW”) and is the Contract Acceptor.

1.1.3.                  GW holds a manufacturing licence (Manufacturer’s/ Importers Authorisation - MIA) issued by Medicines Healthcare products Regulatory Agency (UK).

1.1.4.                  GW has the knowledge, knowhow and detailed experience of the development, manufacturing and testing of the Product and NOVARTIS has purchased the rights to the Product Licences in certain territories.

1.1.5.                  NOVARTIS and GW are also referred to herein individually as a Party and jointly as the Parties.

1.1.6.                  NOVARTIS desires to entrust GW to perform services related to the manufacture of pharmaceutical Product(s) pursuant to the terms and conditions of this Quality Agreement and GW confirms being able to properly perform such activities.

1.1.7.                  The commercial arrangements relating to the manufacture of the Product(s) are governed under a separate Manufacturing and Supply Agreement entered into by and between NOVARTIS and GW.

1.2.                            Scope of the Quality Agreement

1.2.1.                  This Quality Agreement defines roles and allocates responsibilities between NOVARTIS and GW related to the Product(s) manufacturing, packaging and testing according to the intentions of European Commission (EU Pharmaceutical Legislation) and Pharmaceutical Inspection Convention (PIC/S) GMP directives and regulations.

1.2.2.                  In addition to these requirements, GW shall follow the corresponding national guidelines or regulations (such as the UK Statutory Instruments) prevailing at the time of manufacture.

1.3.                            Structure of the Quality Agreement

1.3.1.                  The Quality Agreement comprises the Core Document and Annexes.  The Annexes to this Quality Agreement are an integral part of the Quality Agreement and are incorporated into this Quality Agreement by this reference.  The Annexes may be signed by one quality responsible person per Party.

5

1.4.                            Amendment of the Quality Agreement

1.4.1.                  Changes or supplements to this Quality Agreement Core Document or Annexes can only be made by mutual consent in writing.  Such amendments to the Quality Agreement shall be recorded in the Annex F, with each subsequent revision.

2.                                      QUALITY RESPONSIBILITY

2.1.                            Prevalence

2.1.1.                  In the event of a conflict between this Quality Agreement and the Manufacturing and Supply Agreement, Manufacturing and Supply Agreement shall prevail, with respect to non-quality related terms, and this Quality Agreement shall govern with respect to all quality related terms.  For the avoidance of doubt if any provisions of this Quality Agreement and/or the Supply Agreement are inconsistent with the terms of the GMP and/or other applicable regulations, such regulations prevail.

2.2.                            Execution of responsibilities

2.2.1.                  In the execution of their relevant responsibilities, both Parties agree to conduct the necessary reviews, approvals, rejections and consents in a timely manner and within the time limits specified.  Where any Party requires the consent of the other, such consent shall not be unreasonably withheld or delayed.

2.2.2.                  In this Quality Agreement “approval”, “authorization” or “written communication” shall mean an statement on official letter head signed by the authoring Party’s responsible Quality Assurance representative.

2.3.                            Communication and Methods of Contact

2.3.1.                  Any communication related to this Quality Agreement between NOVARTIS and GW shall be exchanged in writing between the contact persons designated in Annex A.   Transmission of such written documentation may be by mail or electronic system (i.e., fax, scan, email).

2.3.2.                  If the communication implies a change, the procedure under the chapter “Change Control” shall be followed.  However, in the case of urgent notifications or transmissions, initial contact shall be made by telephone and followed thereafter by written documentation.

3.                                      DIRECTIVES

3.1.                            General

3.1.1.                  GW is responsible that Products shall be manufactured, including primary packaging and quality control, in full compliance with GMP requirements, laws and regulations.  The provisions of GW’s quality management system and standard operating procedures shall be applied and must be reflected in the individual operations.

6

3.1.2.                  The following general guidelines below are considered as standards for quality assurance.

Organisation	Document
EU Pharmaceutical Legislation	European Commission Directive 2001/83/EC

EU Pharmaceutical Legislation	European Commission Directive 2003/94/EC

EU Pharmaceutical Legislation	European Commission Directive 2011/62/EU (Falsified Medicines Directive)

EU GMP Guidance	The Rules Governing Medicinal Products in the European Union, Volume 4: EU Guidelines to Good Manufacturing Practice for Human and Veterinary Use

UK GMP Guidance	Rules and Guidance for Pharmaceutical Manufacturers and Distributors (current edition)

ICH	“Q” Quality Guidelines.

International Pharmaceutical Excipients Council (IPEC)	Good Manufacturing Practices Guide for Pharmaceutical Excipients 2006

EU Pharmaceutical Legislation	Guidelines on good distribution practice of medicinal products for human use (94/C 63/03)

Pharmaceutical Inspection Convention (PIC/S )	Guide to Good Manufacturing Practice for Medicinal Products (PE 009-8) or most recent version

European Commission - Note for Guidance	EMA/410/01 rev.3 (2011/C 73/01)
Note for guidance on minimising the risk of transmitting animal spongiform encephalopathy agents via human and veterinary medicinal products

3.1.3.                  The controlled substances have to be handled in full compliance with all applicable national and international requirements, laws and regulation.

7

4.                                      GENERAL QUALITY SYSTEMS

4.1.                            Qualification and Validation (Including Computer Systems)

4.1.1.                  Processes: GW ensures that processes for cleaning, manufacturing, testing (in-process, quality control), packaging and warehousing are validated and carried out under GMP rules before starting any activity related to NOVARTIS Products.  Validation reports shall be approved by GW.  Approved validation protocols and reports shall be available for inspection by NOVARTIS.

4.1.2.                  Equipment: GW ensures that the manufacturing instructions and testing shall be followed using calibrated and qualified equipment.  Qualification reports shall be approved by GW and shall be available for inspection by NOVARTIS.

4.1.3.                  Computer Systems: GW is responsible to ensure that computer systems used for operations in cleaning, manufacturing, testing (in-process, quality control), packaging and warehousing are validated.  Approved validation protocols, reports, testing protocols, raw data and system operation procedures shall be available for inspection by NOVARTIS.

4.2.                            Subcontracting

4.2.1.                  GW agrees not to sub-contract any of the work related to Product to third parties other than those listed in Annex E without NOVARTIS’ prior written approval.

4.2.2.                  GW is required to establish QA-agreements with its sub-contractors.  GW shall provide copies of relevant QA-agreements with its sub-contractors on request to NOVARITS during audit.

4.2.3.                  GW shall remain solely and fully responsible for the performance of the work by sub-contractors in accordance with the requirements set forth in this Quality Agreement.  GW shall oblige its sub-contractors to inform GW on changes relevant to the registration of products, such as to the manufacturing location and procedures, to the equipment and materials used.  Furthermore, on changes that could interfere with the quality of the products, and impact on the registration filing, such as to the testing procedures, instructions and specifications, GW shall inform NOVARTIS within five (5) business days after having received such information.

4.2.4.                  GW shall perform regular sub-contractor audits and evidence of audit on request to NOVARTIS.

4.3.                            Data Integrity

4.3.1.                  GW shall make all reasonable efforts to ensure that all data is accurate, controlled and safe from manipulation or loss, intentional or unintentional.

4.3.2.                  GW shall make all reasonable efforts to ensure that the procedures, the state of automation and/or management controls shall be in place and assessed to ensure complete data integrity.

8

4.3.3.                  GW shall make all reasonable efforts to ensure that documentation practices and data handling (paper and electronic) shall be well defined, trained and understood by all relevant staff.

4.3.4.                  GW will ensure that any serious case (e.g.  data mishandling, data falsification) is investigated and if product/study and/or service is concerned, NOVARTIS shall be informed immediately.

4.4.                            Deviations, Corrective and Preventive Action Systems

4.4.1.                  Deviation/failure investigations are handled by GW according to the corresponding Standard Operation Procedures (SOPs).

4.4.2.                  As GW is responsible for QP release of the product in its primary pack, following testing to the registered Finished Product Specification, GW undertakes to close out satisfactorily all Out of Specification investigations, Deviations and Failures which impact on the batch of Product prior to release.  In the case where an OOS, Deviation or Failure cannot be resolved prior to batch release, and has an impact on the Supply Chain forecast, Critical and Major items will be brought to the attention of the QA Department at NOVARTIS within twenty-four (24) hours of identifying that the issue will not be resolved.

4.4.3.                  Critical and Major deviations - deviations may adversely impact product compliance, product specifications, safety, identity, strength, purity and/or violate GMPs or the product licence shall be reported to NOVARTIS by MANUFACTURER without delay (maximum within twenty-four (24), hours upon discovery or within one business day) and shall include the draft investigation report.  Final investigation report shall include a description of the deviation, the results of the investigation on the effect to quality and of the cause, and the corrective action and the preventative action.  The conclusions of the investigation report shall be collaboratively assessed with NOVARTIS’ representatives prior to MANUFACTURER final disposition of affected Batches.  The Certificate of Analysis (CoA) shall contain references to the Deviation numbers.

4.4.4.                  As a response to a deviation notification, NOVARTIS may request additional information for further clarification of the deviation and specific points to be considered in the investigation.  If NOVARTIS sees an urgent need to have a meeting to discuss such deviations GW shall accommodate NOVARTIS’ request within a reasonable time period, and within the closure period of the investigation to allow for active participation.  NOVARTIS and GW shall mutually determine how to handle the relevant Product, NOVARTIS reserves a right to reject concerned batches prior to shipment.

4.4.5.                  GW shall notify NOVARTIS within one (1) business day of any deviation impacting Product(s) already in NOVARTIS’ possession.  Additionally, any issues that could potentially disrupt the supply of NOVARTIS’ Products must be immediately communicated to the contact person (Annex A).

4.4.6.                  GW is responsible to provide a completed investigation report on request to NOVARTIS.

9

4.4.7.                  Minor deviations shall be reported in the yearly Product Quality Review.

4.4.8.                  GW is responsible that Corrective and Preventive Action System is applied according to the corresponding Standard Operation Procedure(s) at the manufacturing site.

4.5.                            Deviating Products

4.5.1.                  NOVARTIS has the right to reject Deviating Products in accordance with the provisions of the Supply Agreement.

4.5.2.                  NOVARTIS shall be entitled to reject a batch, which does not meet the specifications or is not manufactured according to the agreed procedures, GMP requirements or a valid licence.   Any dispute regarding the determination of a deviation or failure’s root-cause or the planned corrective and preventative actions shall be resolved in good faith between both Parties.   NOVARTIS shall inform GW in writing of any defects not later than sixty (60) business days after receipt of the products.  However, concealed defects, which are typically not discovered by routine quality control measures, may be reported within twenty (20) business days after their discovery (terms may vary, to be aligned with Supply Agreement).

4.6.                            Waste

4.6.1.                  GW shall destroy waste material in a secure, documented and legal manner, preventing environmental problems and unauthorised use, in accordance with local and international legislation.

4.7.                            Counterfeiting

4.7.1.                  GW shall notify NOVARTIS immediately in writing of any known incident or any suspicion of counterfeit Product and shall provide support in any necessary investigation requested by NOVARTIS.

4.7.2.                  NOVARTIS shall notify GW immediately (within twenty-four (24)) hours in writing of any known incident or any suspicion of counterfeit Product and shall provide support in any necessary investigation requested by GW.

4.8.                            Complaints

4.8.1.                  NOVARTIS shall be responsible for handling complaints from the market and shall reply to inquiries as promptly as possible.

4.8.2.                  In the event that the cause of complaint is suspected to be attributable to the manufacturing/packaging of Product, NOVARTIS shall immediately provide the necessary information to GW and GW shall render assistance to NOVARTIS as required.  Complaints of a critical nature (e.g.  no effect or side effect, counterfeits, safety issues) will be reported to GW within twenty-four hours (24) or one (1) business day of receipt into NOVARTIS to permit immediate investigation by GW.  Other complaints will be reported by NOVARTIS to GW within three (3) business days

4.8.3.                  GW shall without delay investigate technical complaints and report results to NOVARTIS within twenty (20) business days at the latest.  If the test period is unable

10

to be met, GW shall notify NOVARTIS to arrange an agreed upon timeframe.  Based on the results of such investigation, NOVARTIS and GW shall amicably discuss and determine, as necessary, the corrective action and the preventative action.

4.8.4.                  Complaints of a critical nature (e.g.  no effect or side effect, counterfeits, safety issues) first bought to the attention of GW must be investigated without any delay and interim results reported to NOVARTIS within five (5) business days.

4.8.5.                  Similarly complaints of a critical nature ((e.g.  no effect or side effect, counterfeits, safety issues) first bought to the attention of NOVARTIS must be investigated without delay and the interim results reported to GW within five (5) business days and within twenty-four (24) hours of these are linked with any Adverse Event reports (see 4.9 below)

4.8.6.                  Complaints obtained by GW shall be drawn to the attention of NOVARTIS within five (5) business days.  Critical complaints (e.g.  no or side effect, counterfeits, safety issues) must be reported within twenty-four (24) hours of receipt.

4.8.7.                  Compliance with this section on the management of complaints will survive the termination of this agreement to the expiry date plus one year of the last product provided.

4.9.                            Pharmacovigilance.  Adverse Events Reporting.

4.9.1.                  The Parties agree to adhere to the terms and conditions of the Pharmacovigilance Agreement.

4.9.2.                  GW is responsible for managing the Sativex® Safety Database and handling safety reports with the Regulatory Authorities.

4.9.3.                  If NOVARTIS should receive such reports from any sources, NOVARTIS shall inform GW within the timeframes and using the methods of data exchange provided in the Pharmacovigilance Agreement.

4.9.4.                  Compliance with this section and the Pharmacovigilance Agreement will survive indefinitely after the termination of this agreement.

4.10.                     Recalls

4.10.1.           In a potential recall situation both Parties shall consult each other and agree on joint action.  In cases where there is a product defect, GW and NOVARTIS will identify whether the issue is confined to a local batch or widespread and coordinate the recall accordingly.  GW shall reasonably cooperate with NOVARTIS in the event of any such recall and shall provide such assistance in connection therewith as NOVARTIS may reasonably request.

4.10.2.           As part of the investigation, GW shall ascertain if the product defect is associated with any batches that have been sent to any of GW’s partners besides NOVARTIS and vice versa for product defects initially associated with other partners’ batches.

4.10.3.           NOVARTIS is - in its sole discretion - responsible for the final recall decision, the communication to the Health Authority, the public and surveys the logistic processes regarding returned goods.

11

4.10.4.           NOVARTIS is responsible for liaison with Health Authorities and shall conduct the recall according to its internal procedures.   Both Parties shall cooperatively investigate the cause and the corrective action and the preventative action.

4.11.                     Influence on Quality by “Critical compounds”

4.11.1.           GW hereby agrees that it is not permitted to manufacture, package or process the Critical compounds in the same building where NOVARTIS’ Products are manufactured, packaged or processed.

4.11.2.           The term “Critical” shall mean any product or process which may reasonably present a potential hazard to any product, such as, by way of example,  -lactam-antibiotics, hormones, cytotoxins or biological preparations from live micro-organisms.

4.11.3.           According to the note for guidance on “Minimizing the risk of transmitting animal spongiform encephalopathy agents via medicinal products” (EMEA/410/01 Rev.2 or update) GW agrees to advise NOVARTIS by means of a BSE/TSE certificate of compliance mentioning the origin of all starting, packaging and auxiliary materials purchased by GW in product contact.  When a Certificate of Analysis (CoA) on starting material is provided to NOVARTIS, it shall clearly state the origin of the material.

4.12.                     Veterinary Products

4.12.1.           GW hereby agrees that it is not permitted to manufacture, package or process veterinary products in the same building where NOVARTIS’ Products are manufactured, packaged or processed.

4.13.                     Product Quality Review

4.13.1.           GW shall provide to NOVARTIS a copy of the annual Product Quality Review (PQR) for Product(s) which summarizes manufacturing history, test results, deviations, change control, information on quality, validation, trending, corrective and preventative actions (CAPA(s)), process capability, conclusions and other items related to the manufacture of Product(s).

4.13.2.           Any sub-contracted activity shall be included into the PQR.

4.13.3.           The PQR shall be provided to NOVARTIS according to the defined date in the agreed GW format.

4.13.4.           GW will prepare the PQR report to include all items detailed in EU Volume 4 Guide to GMP and the NOVARTIS Product Quality Review template.

5.                                      CHANGE CONTROL

5.1.                           General

5.1.1.                  GW and NOVARTIS shall utilize a change control procedure to ensure appropriate review of all changes.

12

5.1.2.                  NOVARATIS and GW shall review all changes to determine if the change is a Major Change (change may adversely impact product compliance, product specifications, safety, identity, strength, purity and/or violate GMPs, the product licence or registration status).  If there is any doubt regarding whether a change is a Major Change, GW shall contact NOVARTIS, and the Parties shall jointly make this determination.

5.2.                            GW’s proposed Major Changes

5.2.1.                  GW shall review all changes to determine if the change is a Major Change (change may adversely impact the product licence or registration status).  If there is any doubt regarding whether a change is a Major Change, GW shall contact NOVARTIS, and the Parties shall jointly make this determination.  GW shall notify NOVARTIS in writing of any Major Changes e.g.  to Testing Monographs, facilities, utilities, manufacturing and testing equipment, components, raw material and excipients, manufacturing and testing processes, sub-contractors, equipment, with sufficient detail in order to ensure the Regulatory filings can be made.

5.2.2.                  Such notifications shall be communicated in writing in a timely manner so as to allow NOVARTIS to evaluate the effect of the change on Products Quality and/or obtain appropriate regulatory authority approvals prior to implementation.

5.2.3.                  NOVARTIS shall confirm the receipt of such notification within ten (10) business days.

5.2.4.                  At a minimum, such notification shall contain a description of the change together with the rationale, the proposed implementation date, a GMP assessment, the qualification, validation and/or comparability testing and acceptance criteria, regulatory assessment, medical/safety assessment (if applicable) to prove that the Major Change does not adversely affect the Product Quality.

5.2.5.                  GW shall provide all Major change documentation in English to NOVARTIS for review and approval.  This includes, but is not limited to, the description and rationale of the change and supporting documentation such as validations or technical assessments.

5.2.6.                  GW will provide NOVARTIS with the updated relevant regulatory dossier sections ready for the relevant Submission to the Regulatory Authorities.

5.2.7.                  Within 40 (forty) business days of receipt of the change request and all supporting documentation, NOVARTIS shall review the change, request additional information and provide the change request status update.

5.2.8.                  GW and NOVARTIS Regulatory personnel will work together to agree on a final submission to the Authorities.  NOVARTIS will make the submission and inform GW of the likely approval date and of the final approval date immediately.  GW will maintain a log of all dossier sections and the status of submission of these in all NOVARTIS countries.

5.2.9.                  In case of regulatory relevant changes, the “changed” Product shall only be implemented and shipped to NOVARTIS once communicated by NOVARTIS in writing.

13

5.2.10.           After completion of a Major Change, GW shall provide NOVARTIS’ Quality Assurance contact in writing with dates of implementation of the change.

5.3.                            GW’s proposed Minor Changes

5.3.1.                  Minor changes (change may not adversely impact product compliance, product specifications, safety, identity, strength, purity and/or violate GMPs, the product licence or registration status) may be notified to NOVARTIS at a regular frequency (e.g.  quarterly) and included in the Product Quality Review.

5.3.2.                  Test method changes resulting from the update of compendia and pharmacopoeia are considered Minor Changes, and may be made by GW without NOVARTIS formal approval.  GW shall notify NOVARTIS of such changes in specifications in writing and define the implementation date, such changes to be included in the annual Quality Agreement review.

5.3.3.                  It is understood between all the Parties that when a material’s Testing Monograph references a pharmacopoeia test method, the current version of the pharmacopoeia test method is to be used.  The GW must have a process to update methods and to ensure the current Pharmacopoeia/s is being used.

5.4.                            NOVARTIS proposed Changes

5.4.1.                  NOVARIIS shall notify GW of any Product specific changes required (e.g.  from Health Authorities relating to storage conditions and shelf life).

5.4.2.                  Such notifications shall be communicated in writing in a timely manner as part of the NOVARTIS Change Control so as to allow GW to evaluate the change following applicable Standard Operating Procedures.

5.4.3.                  GW’s review and approval/rejection of Product changes shall be performed based on the effect of such of Product specific changes on product quality.  Such approval/rejection of Product specific changes shall not to be unreasonably withheld.  GW shall implement all approved Product specific changes required by NOVARTIS in a timely manner and in accordance with GW’s procedures and the provisions of the Manufacturing and Supply Agreement.

6.                                      STARTING MATERIAL

6.1.                            General Principles

6.1.1.                  All suppliers have to be known and approved by the GW.  The GW must have a supplier management programme for the initial qualification of suppliers and on-going quality oversight.

6.1.2.                  Materials have to be sourced directly from original GWs and not from wholesalers whenever possible.  However, supply from tied agents is acceptable, providing transparency about the supply chain is ensured and procedures are in place to ensure supply chain integrity.

6.1.3.                  Requirements in this chapter apply to all suppliers of all types of materials included but not limited to botanical / API starting materials / botanical intermediates, internal

14

products, API’s, excipients, pharmaceutical intermediates, primary packaging materials printed secondary packaging materials, medical devices and process aids.

6.1.4.                  Both Parties may rely on results obtained by the respective supplier qualification programmes.  Both Parties agree to share the corresponding qualification reports among each other or a list of Suppliers with audit status.

6.1.5.                  GW is responsible to ensure that, a due diligence audit is performed and respective corrective actions are implemented before the first material supply.

6.2.                            Supplier Questionnaires

6.2.1.                  The GW is required to send out a supplier questionnaire to all suppliers of all types of materials listed in the ‘Starting Materials’ General Principals Chapter above.

6.2.2.                  The GW is required to assess the quality of the suppliers and in the supplier questionnaire must include questions related to general organisation, QA systems, production, and analytical processes.

6.3.                            Supplier Audit

6.3.1.                  GW is required to establish Quality Agreements with its API and non-active raw starting material suppliers.  GW shall provide copies of Quality Agreements with its suppliers, on request, to NOVARTIS.

6.3.2.                  GW shall perform supplier audits, and consecutive follow up audits, and provide copies of audit reports on request to NOVARTIS as part of the supplier qualification programme during audit by NOVARTIS.

6.3.3.                  As part of an audit programme, GW is responsible to audit the suppliers to verify the supply chain integrity including an assessment of the supplier’s supplier qualification programme and proof of pedigree of Supply Chain to the main manufacturer and material transport conditions.  These audits shall be performed to ensure Supply Chain Integrity and should also cover security.  In response to the audit observations, GW is responsible to ensure that corrective action plans are created and implemented by the supplier.

6.4.                            Procurement of Active Pharmaceutical Ingredient

6.4.1.                  GW is fully responsible for the manufacture of the Active Pharmaceutical Ingredients and compliance with GMP (Q7).  GW will provide a corresponding certificate(s) to NOVARTIS on request for all APIs used in batches of drug product supplied to NOVARTIS.

6.4.2.                  GW shall apply the manufacturing methods and Testing Monographs (comprising specifications as well as methods) as set forth in Annex B.

6.4.3.                  By means of TSE-certificate, GW shall certify that the quality of the API is in compliance with the current “Note for Guidance on minimizing the risk of transmitting spongiform encephalopathy agents via human and veterinary medicinal products” EMEA/410/01, Rev.  3 or update (“TSE Guidelines”) as part of the QP Release Certificate.

15

6.5.                            Procurement of Non-Active Raw Starting Material

6.5.1.                  GW shall establish approved suppliers of raw materials.  Changes of these suppliers shall be subject of the change control process.

6.5.2.                  Non-active raw starting materials are procured by GW from the approved suppliers as determined in Annex B.

6.5.3.                  Material initial origin must be stated on the applicable certificate(s), and made available upon request from NOVARTIS.

6.5.4.                  Under the Quality Agreement with suppliers, GW will ensure that there is a commitment by the supplier to use a particular source of supply/manufacture, any changes being subject to a change procedure.

6.5.5.                  GW shall inform NOVARTIS within five (5) business days on recalls or call-back of material by suppliers (related to the products defined in this Quality Agreement), for quality or safety reasons for those batches assigned to NOVARTIS.

6.5.6.                  Upon receipt, all non-active raw starting materials have to be container-wise identity tested and tested for compliance with the approved specifications as defined below.

6.6.                            Starting Material Receipt, Testing Control, and Release

6.6.1.                  GW shall implement and maintain component, raw material and API Testing Monographs (consisting of Specifications and Analytical Methods) according with agreed specifications.

6.6.2.                  GW shall create, approve and maintain component, raw material and API sampling (and reduced sampling) plans following internal written Standard Operating Procedures.  Sampling plan rational must be documented.

6.6.3.                  GW shall receive, sample, test, control and release components, raw materials and API for the Product in accordance with the sampling plans and with approved Testing Monographs and specifications (Annex B).

6.6.4.                  GW shall ensure that sampling for testing (at least identity) of starting materials, is performed from each container.  Exceptions to these requirements are only allowed to be made when a certification programme for reduced testing has been approved by the GW for a specific supplier.  GW shall ensure that terms and conditions for reduced testing are agreed in writing in a separate Quality Agreement with the supplier.

6.6.5.                  Reference samples of starting materials must be kept according to the Reference Sample Chapter 8.2.1.

6.7.                           Storage

6.7.1.                  GW shall store starting materials under GW standard storage conditions which have been checked by NOVARTIS during audit and considered as suitable and appropriate for the above purpose.  Storage containers and storage/transport conditions must ensure that the specified quality of starting materials is not impaired.

16

6.8.                            Measures Ensuring Supply Chain Integrity

6.8.1.                  GW is to ensure that suppliers of primary packaging materials adhere to any security arrangements as part of supply chain integrity.

6.8.2.                  GW is to ensure that critical aspects of the supply chain are considered concerning the whole material flow and their related processes in order to ensure protection against mix-ups, contaminations.

6.8.3.                  GW is to ensure that all container types (defined based on the stability programme) must be closed in a way to ensure supply chain integrity.  The outer containers for APIs should be closed with traceable specific seals (e.g.  numbered) and the related information is part of the shipping documentation.

6.8.4.                  GW is to ensure that appropriate measures are applied to the pallets used for drug product to ensure that their integrity is maintained from their preparation until receipt at the manufacturing site.  All pallets used must be heat treated.

6.9.                            Transport from Suppliers to GW

6.9.1.                  It should be noted that the Products are all Controlled Drugs and so as part of the Supply Chain, movements of materials related to the API and Product are subject to Home Office orders.  When transport is performed by, or on behalf, of GW, assurance that the transport companies are approved and ensure supply chain integrity must be obtained by GW.

6.9.2.                  Quality Agreements will be in place with all key suppliers and will include supply chain integrity to cover the following:

6.9.3.                  Measures ensuring supply chain integrity to be taken by GW.

6.9.4.                  All procedures are in place to ensure supply chain integrity between the suppliers and the GW.

6.9.5.                  GW is to ensure that during the whole transportation chain the integrity of the containers / pallets is ensured by appropriate measures.

6.9.6.                  GW shall ensure that appropriate measures are in place to ensure secure transportation conditions and to prevent product tampering and theft (e.g.  tamper evident mechanisms, photo libraries).

6.9.7.                  GW shall ensure, in case of deliveries by tanks, traceability of the materials transported previously must be available and cleaning validation performed, unless tanks are dedicated.

7.                                      PRODUCT MANUFACTURING

7.1.                            General Principals

7.1.1.                  GW is responsible that procedures for material receipt are in place to verify conformity of the product received with the corresponding transport documents (Recommendation is to have a photo library for incoming goods representing how the drums should be delivered).

17

7.1.2.                  GW is responsible that 100% container-wise identity check is performed.

7.1.3.                  GW is responsible that after receipt of the materials, internal transport and storage within the manufacturing site is performed according to procedures ensuring supply chain integrity (e.g.  identification, avoidance of mix-ups & contaminations, prevention of tampering & theft, access restricted warehouse).

7.1.4.                  GW is responsible that traceability of the components used in APIs and finished product is ensured.

7.1.5.                  Narcotics have to be handled according to the current valid Controlled Drugs regulations.

7.2.                            Manufacturing, Packaging, Testing Documents and Specifications

7.2.1.                  GW shall apply the manufacturing methods and Testing Monographs (comprising specifications as well as methods) as agreed with NOVARTIS and referenced in Annex B.

7.3.                            Batch Manufacturing and Packaging Records

7.3.1.                  GW assures that manufacturing, filling and packaging of the Product is carried out according to the approved manufacturing procedures and packaging instructions.

7.3.2.                  GW compiles and archives clear structured batch documentation for each batch of the products.  The manufacturing batch records as well as testing documentation have to comply with the GMP guidelines.

7.3.3.                  GW assures that upon special requests from NOVARTIS or Health Authorities the following documents shall be provided as copies within two (2) working days to NOVARTIS: complete manufacturing batch record of bulk products, certificate(s) of analysis of API, excipients and primary packaging materials, test methods used, etc.

7.4.                            Sampling Plans

7.4.1.                  GW shall implement and maintain In-Process Material and the Products sampling plans as required.  Sampling plans shall be documented in approved manufacturing procedures and recorded in batch specific Master Processing Records.

7.5.                            Reprocessing

7.5.1.                  GW hereby agrees that it will not use any material for NOVARTIS that does not meet specifications after testing.

7.5.2.                  Reprocessing of intermediate drug product and drug product by an appropriate and authorised procedure after evaluation of the risks involved is only allowed in exceptional cases and is in the registered method of manufacture, provided that material is suitable for such a process and the resulting Product meets its specifications with no significant changes in Product quality.

7.5.3.                  Where reprocessing is required, NOVARTIS will be informed prior to reprocessing, and the instructions to perform such reprocessing shall be documented into the appropriate master production records.

18

7.5.4.                  NOVARTIS does not permit any rework of products or product intermediates in the sense of performing process steps that are different from the agreed manufacturing process, such as using different solvents or changing the batch size outside of +/- 10% of registered size.

7.5.5.                  Repackaging activities (i.e.  reprocessing of assembled or partially-assembled packs) are allowed only in exceptional cases and require prior written approval from NOVARTIS.

7.6.                            Batch Certification

7.6.1.                  After detailed review of the batch documentation of each batch, GW is responsible to ensure that a Certificate of Compliance with GMP (CoC, confirmation statement) is included or attached to the CoA, Deviation Statement if applicable, that is signed by a Quality Assurance person (Qualified Person).

7.6.2.                  A copy of one complete Batch Record shall be sent to NOVARTIS annually and upon request.

7.7.                            Warehousing

7.7.1.                  GW is responsible to ensure that products are stored under appropriate conditions of temperature and humidity, light and cleanliness so that identity, strength and purity of the products are not affected.  In the event that the quality of the NOVARTIS products in the warehouse could be adversely affected for any reason, GW shall take immediate action to prevent further damage.  In such case GW shall inform NOVARTIS in writing within five (5) working days.

7.7.2.                  The requirements regarding the storage of the products are defined in Annex B.

8.                                      QUALITY CONTROL (QC)

8.1.                            Quality Control Testing and Approval

8.1.1.                  GW shall ensure that the Certificate of Analysis (CoA) for the Product complies with internationally harmonised requirements for batch certification including: batch specific information; document code of testing instruction; tests results and specifications; name and address of all manufacturers involved in the manufacture of products; the number of manufacturing authorization/licence and/or GMP compliance certificates applicable; certificate of compliance (with GMP).

8.1.2.                  Wherever possible QC testing will include a check for integrity of product to prevent counterfeiting.  NB: It should be noted that all stages of manufacture from API to bulk vials of Finished Drug Product are manufactured under the direct control of GW with all but one activities being carried out on the same site.

8.2.                            Reference Standards

8.2.1.                  The reference standards for testing of products, by-products or degradation products are established by GW and are provided to NOVARTIS on request.  Reference

19

Standards must be purchased from a reliable, certified source or manufactured by GW.

8.3.                            Out of Specification (OOS) Quality Control Testing Results

8.3.1.                  GW shall conduct an initial investigation of all OOS results to determine whether or not they were caused due to laboratory error, according to internal OOS SOP.

8.3.2.                  If the initial investigation concludes, without additional testing, that laboratory error occurred, GW may proceed to re-sample and/or retest the material following the internal OOS SOP.

8.3.3.                  If the initial investigation cannot confirm laboratory error GW shall, within forty eight (48) hours notify NOVARTIS in writing per the deviation section if the OOS is Critical and impacts on the Supply Chain.

8.3.4.                  GW shall conduct a manufacturing investigation compliant with internal OOS SOPs.  The conclusions of the investigation report shall be collaboratively assessed with NOVARTIS’ representatives prior to GW final disposition of affected Batches if there is a product failure which impacts on the Supply Chain.

8.3.5.                  GW shall conduct an initial investigation of all non-batch related OOS results (e.g.  Qualification, Validation, Filter Testing, processes, equipment and utilities in general).  If the outcome of the investigation indicates wider failure of NOVARTIS batches than indicated in 8.3.4 above, GW will inform NOVARTIS QA.

8.3.6.                  In any case all such OOS investigations will be summarised in the Annual Product Quality Review.

9.                                      ARTWORK

9.1.                            General

9.1.1.                  The handling of artwork must be defined in respective internal procedures following GMP principles (for details see Annex D) and is the responsibility of NOVARTIS with help and support from GW.

10.                               RETENTION OF SAMPLES AND DOCUMENTATION

10.1.                     General

10.1.1.           The minimum archiving period for GW is 20 years and all records will be kept for this time - the archiving period of GW will prevail.  In any event GW will ensure that samples and documentation related to the manufacture of the Product and Active Pharmaceutical Ingredient are retained for the minimum times below as follows:

Item	Retention Period
Retention samples: • Finished medicinal product	• Batch expiry date + 1 yr
Retention samples: Batch records (i.e. production, control, distribution and QA records) for:

20

• API — original release • API — with re-test date • Finished medicinal product & bulk medicinal product	• Batch expiry date + 1 yr • Until batch completely distributed + 3 yrs • Batch expiry date + 1 yr
Reference samples • API — original release • API — with re-test date	• Batch expiry date +1 yr, or Until batch completely distributed + 3 yrs, whichever is longer • Until batch completely distributed + 3 yrs

•      Other component or starting material released for use in a marketed medicinal product, including primary and printed packaging materials

•      Packaged medicinal product (drug product), batches released for the market

• Release date of finished product + 2 yrs • Batch expiry date +1 yr

Product Specification Documentation:

•      Master Manufacturing Formulas, Validation Master File (Change Control), all documents which form part of regulatory submissions, product development and validation batch documentation, product development history and reports.

•      Other specifications for materials and products, manufacturing formulations, processing and packaging instructions, testing instructions, annual product review

• Until final withdrawal of the product from the market + 10 yrs • Until final withdrawal of the product from the market + 10 yrs, or until superseded + 10 years
Complaints - pharmaceutical products • Records of Medical complaints • Samples related to Medical complaints • Records of Technical complaints • Samples related to Technical complaints	• Retain as Pharmacovigilance records • Until legal limitations have expired • Expiry date of product batch + 1 yr, or Receipt of complaint + 1 yr, whichever is longer • Close-out of complaint + 1 yr.
Pharmacovigilance documents*	• In accordance with GW procedures but at least 20 years.
Documentation of facilities (buildings, plant, machinery and other equipment, IT Systems etc.) including: • Standard Operating Procedures,	• Until the last productive use of the facility, plant, machinery, equipment or system +10 yrs, or Until document superseded + 10 yrs

21

qualification, calibration and validation documentation, test, inspection and audit reports.
Organisational Records • Records of organizational structure, positions and responsibilities of personnel.	• Until superseded + 10 yrs
Personnel Records • Personnel qualification and training records	• Until employment ends + 10 yrs

10.1.2.           * Records of Pharmacovigilance reports received directly by NOVARTIS and reported to GW will be kept by NOVARTIS in accordance with archiving times in the Pharmacovigilance Agreement.

10.1.3.           If the Quality Agreement expires or terminates before the retention period ends according to the GMP-rules, then the samples and the documents shall be stored until this period officially ends.

10.1.4.           GW ensures that — on special request from NOVARTIS, e.g.  in response to a health authority request — reference samples are provided for dispatch within two (2) business days by certified letter.  The samples must be shipped under the same condition as the batch they represent.  NOVARTIS shall confirm the receipt.

10.1.5.           GW shall ensure that the reference sample amount to be stored shall be sufficient to perform two (2) full tests according to the testing instruction.

10.1.6.           Following the end of the archiving period, which will be 20 years in accordance with GW procedures, GW shall provide the documentation to NOVARTIS upon written request.

11.                               RELEASE OF THE PRODUCT

11.1.                     Release for Shipment — “Technical Release” — Pre-requisites

11.1.1.           Following the testing of Products, the review of the batch documentation and confirmation of compliance with GMP and valid licence GW shall release the Product for shipment to the hand-over point as defined in the Trading Service Procedure.  It should be noted that as the Product expert, GW will carry out a Qualified Person release on the packed product before release for shipment to NOVARTIS.

11.2.                    Shipment under Quarantine

11.2.1.           Shipment of the Product under quarantine, i.e.  without meeting the pre-requisites for shipment to the hand-over point as defined in chapter above, require written approval from NOVARTIS prior to shipment and the appropriate labelling.  NOVARTIS shall keep the Product under quarantine until GW formally releases the products.

22

11.3.                     Release to the Market

11.3.1.           The release of the Product to the market is the responsibility of NOVARTIS as defined by the relevant marketing authorisation.

12.                               STORAGE

12.1.                     Storage and Packaging for Dispatch

12.1.1.           GW is responsible for ensuring that the requirements regarding the storage, labelling and packaging for dispatch of the Product pursuant to Annex B are met.

13.                               TRANSPORT IS PERFORMED BY NOVARTIS

13.1.                     Pick-up and Transport of Product from GW is performed by NOVARTIS

13.1.1.           NOVARTIS is responsible for the transport and possible interim warehousing of the Product to the agreed hand-over point (ex-works) according to the CIP Incoterm 2000 (to be matched with Supply Agreement).

13.1.2.           GW is responsible for ensuring that temperature monitoring has been implemented for all shipments to NOVARTIS by using the dataloggers supplied by NOVARTIS.

13.1.3.           NOVARTIS is responsible that regular audits of the transport companies and warehouses are conducted to assess their ability to ensure the supply chain integrity and Product integrity.

13.1.4.           NOVARTIS is responsible for ensuring that a QA agreement with the transport company(s) is in place.

13.2.                    Air Freight

13.2.1.           NOVARTIS is responsible for performing regular audits to ensure the supply chain integrity with handling agents for air freight, general sales agents for airlines, cargo and handling agents at airports.

13.2.2.           NOVARTIS is responsible for ensuring that all shipments booked as perishable cargo must occur as per IATA regulations.

13.3.                     Road Freight

13.3.1.           NOVARTIS is responsible for ensuring that regular audits with road freight forwarders are conducted to ensure their ability to fulfil supply chain integrity.

13.3.2.           NOVARTIS is responsible for ensuring that only insulated or temperature controlled, hard-sided (“box trucks”) and locked / sealed trailers are authorized.  Curtain-sided trucks are not permitted.

13.3.3.           In order to discourage theft of higher risk shipments (e.g.  to or in countries at risk, higher black market potential, narcotics, high value products, patient impact), appropriate measures are highly recommended by NOVARTIS, e.g.  having 2 drivers, informing them that they are being tracked, use of chase cars, use of covert tracking devices and services for constant surveillance of truck, definition of routes &

23

intermediate stops and where appropriate qualification and / or validation of the shipping process.

14.                               PRODUCT RECEIPT BY NOVARTIS

14.1.                     General

14.1.1.           Incoming Product shall be checked by NOVARTIS for correctness and completeness with the appropriate documentation prior to storage.

14.1.2.           These checks shall cover and include the following steps: external condition and intact, authentic seal; compliance of the containers and labelling with the delivery documents and the Certificate of Analysis.

14.1.3.           If deviations (including documentation, labelling, etc.) are detected, they shall be notified to GW and handled according to the procedure for Deviating Product set out herein and the Manufacturing and Supply Agreement.

15.                               STABILITY TESTING

15.1.                     General

15.1.1.           Primary packaging by GW: GW is responsible for maintaining a follow-up stability programme under ICH conditions or as required by local legislation.  NOVARTIS will supply fully packed product for this purpose taken from an agreed assembled batch destined for the marketplace.  The format, template and schedule for submission of the stability data and reports will be according to the GW format ensuring that all aspects of the NOVARTIS template have been covered.  GW shall investigate any stability failures and will notify NOVARTIS within twenty four (24) hours of any confirmed OOS that will become a critical deviation.

16.                               COMPLIANCE AUDITS AND INSPECTIONS

16.1.                     Audits

16.1.1.           GW shall permit NOVARTIS to conduct preparatory audits for GMP manufacture of the Product, pre-approval audits, for-cause audits and routine and follow-up compliance audits.  Such audits are intended to assure NOVARTIS that GW maintains adequate premises, equipment and staff with sufficient knowledge and experience to carry out all operations relating to the Product.

16.1.2.           NOVARTIS shall be entitled to audit formally the GW’s facilities and the records and to send duly authorised technical representatives and/or quality representatives to the Facilities to be present once every 3 years after the Product launch, at a time and date to be agreed in advance between the Parties.

16.1.3.           For-cause audits, by nature, shall require scheduling as soon as possible.

24

16.1.4.           NOVARTIS shall provide a written report to GW of all observations made during all audits within thirty (30) days of completion of the audit.

16.1.5.           GW shall consider NOVARTIS’ recommendations and implement appropriate changes.

16.1.6.           GW shall provide a written response to NOVARTIS within thirty (30) days of receipt of the audit report.  Such response shall describe in detail the corrective actions to be implemented by GW.

16.1.7.           NOVARTIS reserves the right to stop any operation for NOVARTIS if activities should be observed, violating agreed upon standards and regulations.  GW shall implement corrective actions before continuation of its operations.

16.1.8.           The audit rights shall survive one year after expiry of last Product supplied.

16.2.                     Health Authority Inspections

16.2.1.           GW shall allow foreign and local governmental authorities to inspect facilities, operations and quality systems, as it is necessary to facilitate, obtain or maintain the registration in the countries where NOVARTIS or its affiliates, licensees or distributors, as the case may be, desire to sell the products.  A representative of NOVARTIS may participate in such inspections upon written request to GW in respect of those Regulatory Authorities from the countries where the Product is marketed by NOVARTIS.

16.2.2.           If a Regulatory Authority from one of the countries in which NOVARTIS is marketing the product contacts GW or gives notice of its intention to conduct, an inspection at the facilities of the operations and quality systems or takes, or gives notice of its intention to take any other regulatory action alleging improper or inadequate practices with respect to any activity of GW in connection with the Product, GW shall notify NOVARTIS within five (5) days of such contact or notice, or sooner if necessary to permit NOVARTIS to exercise any rights it may have to be present at, or otherwise participate in, any such inspection or regulatory action.

16.2.3.           Unless prohibited by applicable law or by the Regulatory Authority conducting the inspection, NOVARTIS shall have the right to be present at and to participate in any such inspection or regulatory action in respect of GMP activities that are the responsibility of NOVARTIS and the parties shall discuss in good faith any response thereto proposed by GW.

16.2.4.           If any of NOVARTIS’ personnel shall not participate in such inspection or regulatory action, GW shall immediately inform NOVARTIS about critical or major issues encountered during authority inspections that might adversely affect the quality of Products manufactured for NOVARTIS and must provide a copy of the inspection report or an excerpt and the proposed corrective actions within ten (10) business days from receipt of inspection report.

16.2.5.           When requested by regulatory agencies or governmental inspections, NOVARTIS reserves a right to disclose evidence of GMP audits or other GMP related documentation issued by NOVARTIS and/or its Affiliates related to GW.

25

17.                               TERM AND EXPIRATION OF THE QA AGREEMENT

17.1.1.           This Quality Agreement forms an integrated part of the Manufacturing and Supply Agreement and shall come into force together with the Manufacturing and Supply Agreement and sign-off by the Parties hereto.  This Quality Agreement shall be terminated upon expiration or termination of the Manufacturing and Supply Agreement, except for the sections indicated herein.

18.                               DEFINITIONS

18.1.1.           Except as otherwise provided herein, capitalised terms used in this Quality Agreement shall have the meaning given in the Manufacturing and Supply Agreement.

18.1.2.           GMP definitions will be the same as those in The Rules Governing Medicinal Products in the European Union, Volume 4: EU Guidelines to Good Manufacturing Practice for Human and Veterinary Use

18.1.3.           Repackaging will have the same meaning as Reprocessing but as applied to assembled or partially assembled packed stock.  In general the repackaging activity will involve the exchange of one or more components for other up-versioned ones.

19.                               SURVIVAL

19.1.1.           Any of the provisions of this Quality Agreement, including the Annexes that are expressed or implied to survive the expiration or termination of this Quality Agreement shall remain in full force and effect one year after expiry of last Product supplied except for the reporting of adverse events.

20.                               SIGNATURES

NOVARTIS	GW

Signature/Date	Signature/Date

/s/Aldo Giorgetti 06.12.2011	/s/ Marilyn Emery 21 Dec. 11
Aldo Giorgetti	Marilyn Emery

Pharma Supply Chain QA Head	Director of Quality

/s/ Christoph Moeschli 2/12/11	/s/ Steven Stuart 10/01/12
Christoph Moeschli	Steven Stuart

External Supply QA Head	Site Head of Quality

26

ANNEX A: Contact Details

NOVARTIS

Name	Function	Address
***	*** ***	*** *** *** *** ***
***	***	***
***	***	***

***	***	***
***	*** *** ***	*** *** *** *** ***
***	***	***
***	***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

***	***	***
***	*** ***	*** *** *** *** ***
***	***	***
***	***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2

GW

Name	Function	Address
***	*** ***	*** *** *** *** ***
***	***	***
***	***	***

Name	Function	Address
***	QC Manager	*** *** *** *** ***
Telephone	Mobile Phone	e-mail
***		***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3

Name	Function	Address
***	***	*** *** *** *** ***
***	***	***
***		***

***	***	***
***	***	*** *** *** *** ***
***	***	***
***	***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

4

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

5

ANNEX B: Manufacturing and Testing Documents

Starting Materials and Components

Material Name	Supplier	Procured by/from	Material Specifications Document Code	Valid Date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Products*

Product Name	GW Code	NOVARTIS Code	Testing Monograph Code/Valid Date	Manufacturing Document Code/Valid Date
***	***	***	***	***

* Following the version listing in the Quality Agreement all updates will be via the annual review of annexes of the Quality Agreement.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

Storage and Transport Conditions

Product Name	Storage Conditions	Transport Conditions	Accepted OOS Tolerance for Storage	Accepted OOS Tolerance for Transport
***	***	***	***	***

Product Quality Review Schedule

Product Name / NOVARTIS Product Code	Review Period	Submission to NOVARTIS Due Date
***	***	***

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2

ANNEX C: FUST and Samples Programmes

Follow-Up stability Programme

			Testing Schedule
Product Name	Pack. Type	Storage Conditions	R	6	12	18	24	36
***	***	***	***	***	***	***	***	***

R = Results of release testing, 12, 24     = storage time in months
X = Sample is tested
(X) = Matrixing approach, sample is stored, but not tested

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

Sample List

Product Name	Sample Purpose	Sample Quantity	Presentation	Delivered From	Delivered To

NB: When GW requires samples for product from NOVARTIS for Product Quality Review testing, a request will be included in an e-mail to the respective QA Department

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

2

ANNEX D: Table of Responsibilities

N             =              NOVARTIS

G             =              GW

***

***	***
***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***

***

***	***
***	***

***

***	***
***	***
***	***
***	***
***	***
***	***

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

4

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

5

ANNEX E: List of Approved Sub-Contractors

Sub-Contractors Legal Name and Address	Services Performed
*** *** *** *** *** ***	***

*** *** *** ***	***

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1

ANNEX F: History of Changes

Document Part	Version	Date	Reason for change
Core Agreement	1.0	{dd.mm.yyyy}	New
Annex A	1.0	{dd.mm.yyyy}	New
Annex B	1.0	{dd.mm.yyyy}	New
Annex C	1.0	{dd.mm.yyyy}	New
Annex D	1.0	{dd.mm.yyyy}	New
Annex E	1.0	{dd.mm.yyyy}	New
Annex F	1.0	{dd.mm.yyyy}	New
Core Agreement	2.0	{dd.mm.yyyy}

NOVARTIS	GW

Signature/Date	Signature/Date

/s/ Thomas Pracht	/s/ Marilyn Emery
Dr. Thomas Pracht	Marilyn Emery
External Supply/QA Manager	Director of Quality

1

EXHIBIT C

Standard form Trading Services Procedures